Lincoln Statistical Report

third Q U A R T E R

2 0 0 7

The financial data in this document is dated October 30, 2007 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Third Quarter
2007

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-9
Consolidated Balance Sheet	10
Balance Sheet Data - Segment Highlights	11

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	12
Operational Data	13
Account Value Roll Forward	14
Individual Annuities
Income Statements & Operational Data	15
Account Value Roll Forward	16
Account Values	17

Employer Markets
Defined Contribution
Income Statements & Operational Data	18
Account Value Roll Forward	19
Supplemental Data	20
Executive Benefits
Income Statements & Operational Data	21
Account Value Roll Forward and Supplemental Data	22
Group Protection
Income Statements & Operational Data	23
Supplemental Data	24

Investment Management
Income Statements	25
Assets Under Management Roll Forward	26

Lincoln UK
Income Statements	27
Operational Data	28

Lincoln Financial Media	29

Other Operations	29

Domestic Deposits / Account Balances / Net Flows	30

Investment Data
Assets Managed	31
Other Investment Data	32

9/30/2007	ii
NOTES

On April 3, 2006, we completed our merger with Jefferson Pilot Corporation ("JP") and have included the results of operations and financial condition of JP since then.

Definitions and Presentation
"Income from Operations," "Operating Revenue," "Return on Capital," and "Station Operating Income" are non-GAAP financial measures and do not replace GAAP revenue and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

* We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
* Realized gains and losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* The cumulative effect of accounting changes,
* Reserve changes on business sold through reinsurance net of related deferred gain amortization,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Loss on early retirement of debt, including subordinated debt

* Operating revenue represents revenue excluding the following, as applicable:
* Realized gains or losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Deferred gain amortization related to reserve changes on business sold through reinsurance

* Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts.
Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on
LNC's consolidated results.

* Station operating income is calculated as communications revenues less operating costs and expenses before depreciation and amortization.

Income from operations, operating revenue, return on capital, and station operating income are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

* Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spreads, and assets under management.

* Sales as reported consist of the following:
* Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
* Whole life and term - first year paid premium
* Annuity - deposits from new and existing customers
* Group Protection - annualized first year premium from new policies
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

During the third quarter of 2007, we added additional detail to our roll forwards of DAC and VOBA, DSI and DFEL to disclose the net impact of prospective and retrospective unlocking on amortization for these accounts. This additional information will help explain a source of volatility in amortization.

* Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits (EGPs) used to amortize DAC, VOBA, DFEL and DSI. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC, VOBA, DFEL and DSI based upon our updated view of future
EGPs. The various assumptions that are reviewed include investment margins, mortality, expenses and persistency.

* Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period, and to the extent that actual experience differs from previously expected a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

* Our unlocking process also includes our reserves for our guaranteed benefit features and is described more fully in “Part II -
Item 7 - Management’s Discussion and Analysis of Financial Condition, Results of Operations - Critical Accounting Policies” of
our 2006 Form 10-K.

Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as Income (Loss) from Operations before Federal Income Taxes divided by Operating Revenue.

After-tax operating margin is calculated as Income (Loss) from Operations divided by Operating Revenue.

Reclassifications
Certain amounts reported in prior periods have been reclassified to conform to the current presentation. These reclassifications have no effect on net income or shareholders' equity in the prior periods.

9/30/2007								PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$173.6	$122.8	$50.8	41.4%	$516.7	$339.0	$177.7	52.4%
Individual Annuities	106.9	129.4	(22.5)	-17.4%	358.0	284.8	73.2	25.7%
Individual Markets	280.5	252.2	28.3	11.2%	874.7	623.8	250.9	40.2%
Defined Contribution	41.2	52.5	(11.3)	-21.5%	138.2	159.3	(21.1)	-13.2%
Executive Benefits	11.0	12.8	(1.8)	-14.1%	39.3	36.5	2.8	7.7%
Group Protection	33.2	28.8	4.4	15.3%	85.3	65.8	19.5	29.6%
Employer Markets	85.5	94.0	(8.5)	-9.0%	262.9	261.6	1.3	0.5%
Investment Management	21.8	13.4	8.4	62.7%	49.3	40.8	8.5	20.8%
Lincoln UK	10.3	8.3	2.0	24.1%	32.9	28.9	4.0	13.8%
Lincoln Financial Media	13.6	14.6	(1.0)	-6.8%	39.6	26.5	13.1	49.4%
Other Operations	(58.9)	(11.5)	(47.4)	NM	(140.7)	(37.4)	(103.3)	NM
Total Income from Operations (1)	352.9	371.1	(18.2)	-4.9%	1,118.7	944.1	174.6	18.5%

Realized losses	(23.2)	(4.1)	(19.1)	NM	(10.9)	(12.3)	1.4	11.4%
Net gain (loss) on reinsurance
derivative/trading account securities	(0.5)	(3.1)	2.6	83.9%	1.6	1.9	(0.3)	-15.8%
Reserve development/ amortization of related deferred gain	0.4	0.2	0.2	100.0%	(7.3)	0.6	(7.9)	NM
Net Income	$329.6	$364.1	$(34.5)	-9.5%	$1,102.1	$934.3	$167.8	18.0%

Earnings per share (diluted)

Income from Operations (1)	$1.29	$1.31	$(0.02)	-1.5%	$4.06	$3.80	$0.26	6.8%
Realized losses	(0.08)	(0.01)	(0.07)	NM	(0.04)	(0.05)	0.01	20.0%
Net gain (loss) on reinsurance
derivative/trading account securities	-	(0.01)	0.01	100.0%	0.01	0.01	-	-
Reserve development/ amortization of related deferred gain	-	-	-	NM	(0.03)	-	(0.03)	NM
Net Income	$1.21	$1.29	$(0.08)	-6.2%	$4.00	$3.76	$0.24	6.4%

Operating Revenue- By Segment
Individual Life Insurance	$990.1	$895.3	$94.8	10.6%	$2,919.0	$2,297.4	$621.6	27.1%
Individual Annuities	666.3	596.5	69.8	11.7%	1,946.7	1,523.9	422.8	27.7%
Individual Markets	1,656.4	1,491.8	164.6	11.0%	4,865.7	3,821.2	1,044.5	27.3%
Defined Contribution	243.4	245.1	(1.7)	-0.7%	742.2	743.2	(1.0)	-0.1%
Executive Benefits	113.5	104.3	9.2	8.8%	340.1	262.7	77.4	29.5%
Group Protection	367.5	332.1	35.4	10.7%	1,119.0	687.0	432.0	62.9%
Employer Markets	724.5	681.5	43.0	6.3%	2,201.3	1,692.9	508.4	30.0%
Investment Management	150.1	140.4	9.7	6.9%	451.2	414.6	36.6	8.8%
Lincoln UK	88.7	72.3	16.4	22.7%	271.9	223.2	48.7	21.8%
Lincoln Financial Media	59.8	60.0	(0.2)	-0.3%	185.0	117.7	67.3	57.2%
Other Operations	37.4	51.4	(14.0)	-27.2%	122.8	150.7	(27.9)	-18.5%
Total Operating Revenue	2,716.9	2,497.4	219.5	8.8%	8,097.9	6,420.2	1,677.7	26.1%

Realized losses	(35.4)	(5.8)	(29.6)	NM	(17.7)	(19.4)	1.7	8.8%
Gain (loss) on reinsurance
derivative/trading account securities	(1.1)	(4.7)	3.6	NM	2.6	3.0	(0.4)	-13.3%
Amortization of deferred gain-reserve development	0.6	0.3	0.3	100.0%	8.7	1.0	7.7	NM
Total Revenue	$2,680.9	$2,487.2	$193.7	7.8%	$8,091.7	$6,404.6	$1,687.1	26.3%

(1) Income from operations includes after-tax restructuring charges of $4.8 million, or 2 cents per share, and $0.6 million, or 0 cents per share, for the quarters ended September 30, 2007 and
2006, respectively, and $11.3 million, or 4 cents per share, and $7.1 million, or 3 cents per share, for the nine months ended September 30, 2007 and 2006, respectively.

9/30/2007								PAGE 2
Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$3.478	$2.720	$0.758	27.9%	$9.576	$7.596	$1.981	26.1%
Net flows	1.291	0.304	0.987	NM	3.183	1.773	1.410	79.5%
Account values (gross)	76.106	62.916	13.190	21.0%	76.106	62.916	13.190	21.0%
Account values (net of reinsurance)	74.676	60.872	13.804	22.7%	74.676	60.872	13.804	22.7%
Individual Life Insurance
Sales (in millions) (1)	179.9	152.5	27.4	18.0%	563.4	352.8	210.7	59.7%
Life insurance in-force	517.900	495.699	22.202	4.5%	517.900	495.699	22.202	4.5%
Account values	27.875	25.821	2.054	8.0%	27.875	25.821	2.054	8.0%
Employer Markets
Defined Contribution
Gross deposits (2)	$1.525	$1.086	$0.439	40.4%	$4.285	$3.486	$0.799	22.9%
Net flows	0.133	0.037	0.096	259.5%	0.428	0.331	0.096	29.0%
Account values - annuities	29.471	27.591	1.880	6.8%	29.471	27.591	1.880	6.8%
Alliance Mutual Funds	7.165	4.636	2.529	54.6%	7.165	4.636	2.529	54.6%
Account values including Alliance Mutual Funds	36.636	32.227	4.409	13.7%	36.636	32.227	4.409	13.7%
Executive Benefits
COLI/BOLI sales (in millions)	18.0	16.3	1.7	10.4%	52.0	50.4	1.6	3.2%
Life insurance in-force	14.900	15.342	(0.442)	-2.9%	14.900	15.342	(0.442)	-2.9%
Account values	4.391	4.252	0.140	3.3%	4.391	4.252	0.140	3.3%
Group Protection
Annualized sales (in millions)	60.7	50.2	10.5	20.9%	183.5	95.6	87.9	92.0%
Loss ratio (3)	68.6%	68.4%	NM	NM	70.7%	66.6%	NM	NM
Investment Management Segment
Retail sales	$2.811	$2.497	$0.314	12.6%	$9.687	$9.799	$(0.112)	-1.1%
Retail net flows	(0.334)	(0.300)	(0.034)	-11.3%	(0.378)	1.327	(1.704)	NM
Institutional in-flows	2.934	2.406	0.528	21.9%	8.242	10.214	(1.972)	-19.3%
Institutional net flows	0.425	1.046	(0.620)	-59.3%	(0.044)	5.324	(5.368)	NM
Total Sales and In-flows	5.746	4.904	0.842	17.2%	17.929	20.013	(2.084)	-10.4%
Total Net Flows	0.091	0.745	(0.654)	-87.8%	(0.422)	6.651	(7.073)	NM
Assets Under Management- Retail and Institutional	99.716	89.511	10.205	11.4%	99.716	89.511	10.205	11.4%
Assets Under Management - General Account	67.324	67.410	(0.086)	-0.1%	67.324	67.410	(0.086)	-0.1%
Assets Under Management - Total Segment	167.040	156.921	10.119	6.4%	167.040	156.921	10.119	6.4%
Consolidated
Domestic Retail Deposits	$7.968	$6.297	$1.672	26.6%	$24.201	$21.255	$2.946	13.9%
Domestic Retail Account Balances	182.458	156.998	25.460	16.2%	182.458	156.998	25.460	16.2%
Domestic Retail Net Flows	1.790	0.532	1.257	236.3%	5.494	4.876	0.618	12.7%
Domestic Deposits	10.873	8.501	2.371	27.9%	32.114	30.645	1.470	4.8%
Domestic Net Flows	2.343	1.717	0.626	36.5%	5.600	10.254	(4.654)	-45.4%
Assets Under Management	251.461	220.300	31.160	14.1%	251.461	220.300	31.160	14.1%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products
(2) Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3) Represents combined loss ratio for Life, Disability and Dental business.

9/30/2007								PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2007	2006			2007	2006
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$192,216.9	$171,726.6	$20,490.3	11.9%	$192,216.9	$171,726.6	$20,490.3	11.9%

Shareholders' Equity
Beg of period (including AOCI)	$11,835.7	$11,404.8	$430.9		$12,201.0	$6,384.4	$5,816.6
End of period (including AOCI)	11,963.0	12,043.2	(80.1)		11,963.0	12,043.2	(80.1)
End of period (excluding AOCI)	11,766.2	11,436.0	330.2		11,766.2	11,436.0	330.2
Average equity (excluding AOCI)	11,726.3	11,437.9	288.4		11,578.7	9,568.0	2,010.6

Return on Equity
Net income/average equity (excluding AOCI)	11.2%	12.7%			12.7%	13.0%
Inc from operations/average equity (excluding AOCI)	12.0%	13.0%			12.9%	13.2%

Return on Capital
Inc from operations/average capital	9.8%	10.5%			10.4%	10.8%

Common Stock Outstanding
Average for the period - diluted	272.5	282.4	(9.9)	-3.5%	275.4	248.0	27.4	11.1%
End of period - assuming conv of preferreds	269.4	277.6	(8.2)	-3.0%	269.4	277.6	(8.2)	-3.0%
End of period - diluted	271.7	281.3	(9.6)	-3.4%	271.7	281.3	(9.6)	-3.4%

Book value (including AOCI)	$44.41	$43.39	$1.03	2.4%	$44.41	$43.39	$1.03	2.4%
Book value (excluding AOCI)	43.68	41.20	2.48	6.0%	$43.68	$41.20	$2.48	6.0%

Cash Returned to Shareholders
Share repurchase - dollar amount	$174.6	$350.3	$(175.7)		$686.3	$855.6	$(169.3)
Dividends declared to shareholders	106.1	104.8	1.3		320.4	319.7	0.7
Total Cash Returned to Shareholders	$280.6	$455.0	$(174.4)		$1,006.7	$1,175.3	$(168.6)

Share repurchase - number of shares	3.092	6.314	(3.221)		10.307	14.374	(4.066)
Dividend declared on common stock - per share	$0.395	$0.380	$0.015	3.9%	$1.185	$1.140	$0.045	3.9%
Dividend payout ratio (1)	32.6%	29.5%			29.6%	30.3%
Annualized yield (2)	2.4%	2.4%			2.4%	2.4%

Comprehensive Income (Loss)
Net income	$329.6	$364.1			$1,102.1	$934.3
Net unrealized gains (losses) on securities	1.3	629.5			(475.0)	(18.5)
Gains (losses) on derivatives	34.5	4.3			30.8	48.5
Foreign currency translation	12.2	8.0			28.4	53.1
Minimum pension liability adjustment	-	0.4			-	(3.7)
Funded status of employee benefit plans (4)	(0.5)	-			(0.6)	-
Comprehensive Income	$377.1	$1,006.3			$685.7	$1,013.6

Ratios:
Debt to total capitalization (3)	21.6%	22.2%			21.6%	22.2%
Debt to equity (3)	27.5%	28.5%			27.5%	28.5%

Ratings as of October 29, 2007:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA

(1) Indicated dividend divided by net income
(2) Indicated dividend divided by the closing price
(3) Equity used in calculation excludes accumulated other comprehensive income (loss). Capital securities are considered 25% debt and 75% equity.
(4) SFAS 158 was adopted effective December 31, 2006 which requires the disclosure of the funded status of our pension and post-retirement benefit plans on the balance sheet.

9/30/2007								PAGE 4
Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$119.9	$177.6	$166.2	$145.0	$143.9	20.0%	$300.7	$455.1	51.3%
MoneyGuard	8.3	7.8	7.4	9.9	10.9	31.3%	23.5	28.1	19.6%
Total	128.2	185.4	173.6	154.9	154.8	20.7%	324.2	483.2	49.0%
Variable universal life	13.0	22.1	20.6	17.3	17.7	36.2%	45.1	55.5	23.1%
Whole life	0.7	0.6	0.1	0.1	0.3	-57.1%	2.3	0.6	-73.9%
Term	10.7	10.0	9.3	7.8	7.2	-32.7%	33.1	24.2	-26.9%
Total Sales by Product	$152.5	$218.1	$203.5	$180.0	$179.9	18.0%	$404.8	$563.5	39.2%

Individual Annuity Deposits
Fixed	$0.818	$0.855	$0.661	$0.791	$1.032	26.2%	$2.022	$2.483	22.8%
Variable	1.658	2.061	2.000	2.295	2.247	35.5%	5.191	6.543	26.0%
Indexed annuities	0.244	0.245	0.160	0.191	0.199	-18.4%	0.645	0.550	-14.7%
Total Individual Annuities	$2.720	$3.161	$2.821	$3.277	$3.478	27.9%	$7.858	$9.576	21.9%

Employer Markets
Defined Contribution
Fixed	$0.268	$0.183	$0.299	$0.233	$0.305	13.8%	$0.763	$0.837	9.7%
Variable	0.583	0.559	0.655	0.577	0.564	-3.3%	1.966	1.795	-8.7%
	0.851	0.742	0.953	0.809	0.869	2.1%	2.729	2.632	-3.6%
Alliance Mutual Funds Deposits	0.235	0.357	0.533	0.464	0.656	179.1%	0.757	1.653	118.4%
Total Annuity and Alliance Mutual Funds	$1.086	$1.099	$1.487	$1.273	$1.525	40.4%	$3.486	$4.285	22.9%

Executive Benefits
COLI/BOLI sales (millions)	$16.3	$32.5	$20.4	$13.6	$18.0	10.4%	$51.0	$52.0	2.0%

Group Protection
Annualized Sales (millions)
Life	$19.4	$43.1	$22.7	$23.6	$22.0	13.4%	$58.3	$68.3	17.2%
Disability	24.7	56.9	28.6	28.9	30.5	23.5%	81.8	88.0	7.6%
Dental	6.1	13.1	9.4	9.5	8.3	36.1%	19.4	27.2	40.2%

Investment Management
Sales and Inflows
Retail
Annuities	$0.960	$0.932	$1.300	$0.902	$0.891	-7.2%	$2.715	$3.093	13.9%
Mutual funds	1.151	1.768	1.753	1.896	1.543	34.1%	3.849	5.192	34.9%
Managed accounts & other	0.386	0.493	0.550	0.474	0.377	-2.3%	3.235	1.402	-56.7%
	2.497	3.192	3.603	3.272	2.812	12.6%	9.799	9.687	-1.1%
Institutional	2.406	4.888	2.431	2.877	2.934	21.9%	10.214	8.242	-19.3%
Total Sales and Inflows	$4.904	$8.080	$6.034	$6.149	$5.746	17.2%	$20.013	$17.929	-10.4%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$1.062	$1.100	$0.821	$0.982	$1.231	15.9%	$2.667	$3.034	13.8%
Employer Markets	0.268	0.183	0.299	0.233	0.305	13.8%	0.763	0.837	9.7%
	1.330	1.283	1.120	1.215	1.536	15.5%	3.430	3.870	12.8%
Variable Annuities
Individual	1.658	2.061	2.000	2.295	2.247	35.5%	5.191	6.543	26.0%
Employer Markets	0.583	0.559	0.655	0.577	0.564	-3.3%	1.966	1.795	-8.7%
	2.241	2.619	2.655	2.872	2.811	25.4%	7.158	8.338	16.5%
Total Annuities	3.571	3.903	3.775	4.087	4.347	21.7%	10.588	12.209	15.3%
Alliance Mutual Funds	0.235	0.357	0.533	0.464	0.656	179.1%	0.757	1.653	118.4%
Total Annuity and Alliance Mutual Funds	$3.806	$4.259	$4.308	$4.550	$5.003	31.5%	$11.344	$13.861	22.2%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the April 4, 2006 merger been completed prior to the periods presented.

9/30/2007								PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Commissions	$382.6	$464.7	$446.5	$462.9	$470.8	23.1%	$957.5	$1,380.2	44.1%

General and administrative expenses:
General and administrative expenses	400.6	434.4	392.2	434.5	419.8	4.8%	1,062.4	1,246.5	17.3%
Merger-related expenses	12.1	15.8	10.1	23.8	21.9	81.0%	19.5	55.8	186.2%
Total general and administrative expenses
excluding Broker/Dealer	412.7	450.2	402.3	458.3	441.7	7.0%	1,081.9	1,302.3	20.4%

Restructuring charges	1.0	3.3	3.9	6.2	7.4	NM	10.9	17.4	59.6%
Taxes, licenses and fees	50.3	48.0	66.1	52.5	53.1	5.6%	131.2	171.7	30.9%
Interest (1)	67.3	70.4	61.5	72.8	69.4	3.1%	154.0	203.6	32.2%
Total commissions and expenses incurred	914.0	1,036.6	980.2	1,052.7	1,042.4	14.0%	2,335.5	3,075.3	31.7%

Less: commissions and expenses capitalized	(424.3)	(517.9)	(487.4)	(504.9)	(511.4)	-20.5%	(1,060.4)	(1,503.7)	-41.8%

Amortization:
DAC/VOBA Amortization, net of interest (3)	225.9	278.5	281.6	244.5	262.5	16.2%	613.1	788.6	28.6%
Amortization of intangibles	3.1	4.4	4.3	2.8	2.9	-6.5%	11.6	10.0	-13.8%
Total amortization	229.0	282.8	285.9	247.3	265.3	15.9%	624.7	798.6	27.8%

Broker/Dealer commissions and G&A	76.6	80.0	87.2	92.8	91.8	19.8%	202.5	271.9	34.3%

Total	$795.3	$881.5	$865.9	$887.9	$888.1	11.7%	$2,102.3	$2,642.0	25.7%

Merger-related expenses: (2)
Severance and employee-related charges	$8.4	$6.2	$3.0	$6.6	$5.6	-33.3%	$21.2	$15.2	-28.3%
Systems integration and related expenses	1.5	5.4	5.6	17.7	17.9	NM	2.3	41.2	NM
Other expenses	3.2	7.5	5.4	5.7	5.8	81.3%	6.3	16.9	168.3%
Total merger-related expenses	$13.1	$19.1	$14.0	$30.0	$29.3	123.7%	$29.8	$73.3	146.0%

Note: The Consolidated Expense Detail data is presented on a GAAP basis.
(1) Interest expense for the fourth quarter 2006 includes $5.6 million related to losses on early extinguishment of debt.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.
(3) In the second quarter of 2007, we recognized certain adjustments that reduced DAC amortization by $23 million.

9/30/2007								PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Individual Life Insurance (3)	$895.3	$958.4	$971.4	$957.5	$990.1	10.6%	$2,297.4	$2,919.0	27.1%
Individual Annuities	596.5	637.3	605.1	675.3	666.3	11.7%	1,523.9	1,946.7	27.7%
Individual Markets	1,491.8	1,595.7	1,576.5	1,632.8	1,656.4	11.0%	3,821.2	4,865.7	27.3%
Defined Contribution	245.1	245.0	246.8	252.1	243.4	-0.7%	743.2	742.2	-0.1%
Executive Benefits	104.3	109.1	111.7	114.9	113.5	8.8%	262.7	340.1	29.5%
Group Protection	332.1	344.8	360.4	391.0	367.5	10.7%	687.0	1,119.0	62.9%
Employer Markets	681.5	698.9	718.9	758.0	724.5	6.3%	1,692.9	2,201.3	30.0%
Investment Management	140.4	148.9	150.2	151.0	150.1	6.9%	414.6	451.2	8.8%
Lincoln UK	72.3	84.8	90.7	92.5	88.7	22.7%	223.2	271.9	21.8%
Lincoln Financial Media	60.0	70.2	67.5	57.6	59.8	-0.3%	117.7	185.0	57.2%
Other Operations	51.4	45.6	40.0	45.3	37.4	-27.2%	150.7	122.8	-18.5%
Total Operating Revenue	2,497.4	2,644.1	2,643.8	2,737.2	2,716.9	8.8%	6,420.2	8,097.9	26.1%

Realized gains (losses) on investments and derivatives	(5.8)	12.8	26.4	(8.7)	(35.4)	NM	(19.4)	(17.7)	8.8%
Net gain (loss) on reinsurance
derivative/trading account securities	(4.7)	1.2	(0.2)	4.0	(1.1)	NM	3.0	2.6	-13.3%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	7.8	0.6	100.0%	1.0	8.7	NM
Total Revenue	$2,487.2	$2,658.4	$2,670.4	$2,740.3	$2,680.9	7.8%	$6,404.6	$8,091.7	26.3%

Income from Operations (1)
Individual Life Insurance	$122.8	$157.4	$166.6	$176.4	$173.6	41.4%	$339.0	$516.7	52.4%
Individual Annuities	129.4	123.8	121.0	130.1	106.9	-17.4%	284.8	358.0	25.7%
Individual Markets	252.2	281.1	287.6	306.5	280.5	11.2%	623.7	874.7	40.2%
Defined Contribution	52.5	44.6	49.7	47.3	41.2	-21.5%	159.3	138.2	-13.2%
Executive Benefits	12.8	12.7	14.4	13.9	11.0	-14.1%	36.5	39.3	7.7%
Group Protection	28.8	33.2	23.1	29.0	33.2	15.3%	65.8	85.3	29.6%
Employer Markets	94.0	90.5	87.3	90.1	85.5	-9.0%	261.6	262.9	0.5%
Investment Management	13.4	14.4	16.2	11.3	21.8	62.7%	40.8	49.3	20.8%
Lincoln UK	8.3	9.9	10.9	11.7	10.3	24.1%	28.9	32.9	13.8%
Lincoln Financial Media	14.6	17.5	12.4	13.6	13.6	-6.8%	26.5	39.6	49.4%
Other Operations	(11.5)	(38.4)	(35.2)	(46.6)	(58.9)	NM	(37.4)	(140.7)	NM
Income from Operations (1)	371.1	375.2	379.1	386.7	352.9	-4.9%	944.1	1,118.7	18.5%

Realized gains (losses) on investments and derivatives	(4.1)	9.4	17.1	(4.9)	(23.2)	NM	(12.3)	(10.9)	11.4%
Net gain (loss) on reinsurance
derivative/trading account securities	(3.1)	0.1	-	2.1	(0.5)	NM	1.9	1.6	-15.8%
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	(7.9)	0.4	100.0%	0.6	(7.3)	NM
Loss on early retirement of debt	-	(3.6)	-	-	-	NM	-	-	NM
Net Income	$364.1	$381.3	$396.5	$376.0	$329.6	-9.5%	$934.3	$1,102.1	18.0%

OTHER DATA

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.		Sept.	Sept.
	2006	2006	2007	2007	2007		2006	2007
Shareholders' Equity
Beg of period (including AOCI)	$11,404.8	$12,043.2	$12,201.0	$12,032.2	$11,835.7		$6,384.4	$12,201.0
End of period (including AOCI)	12,043.2	12,201.0	12,032.2	11,835.7	11,963.0		12,043.2	11,963.0
End of period (excluding AOCI)	11,436.0	11,587.9	11,372.5	11,686.4	11,766.2		11,436.0	11,766.2
Average equity (excluding AOCI) (2)	11,437.9	11,512.0	11,480.2	11,529.4	11,726.3		9,568.0	11,578.7

Common Shares Outstanding
Average for the period - diluted	282.4	280.4	279.5	274.4	272.5		248.0	275.4
End of period - diluted	281.3	280.2	274.0	274.5	271.7		281.3	271.7

Per Share Data (Diluted)
Net Income	$1.29	$1.36	$1.42	$1.37	$1.21		$3.76	$4.00
Income from Operations (1)	1.31	1.34	1.36	1.41	1.29		3.80	4.06

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$43.39	$44.21	$44.42	$43.57	$44.41		$43.39	$44.41
Shareholders' Equity (excluding AOCI)	41.20	41.99	41.98	43.02	43.68		41.20	43.68
Dividends declared (Common Stock)	0.380	0.395	0.395	0.395	0.395		1.140	1.185

Return on Equity
Net Income/Average Equity	12.7%	13.2%	13.8%	13.0%	11.2%		13.0%	12.7%
Inc from Operations/Average Equity	13.0%	13.0%	13.2%	13.4%	12.0%		13.2%	12.9%

Market Value of Common Stock
Highest price	$63.47	$66.72	$71.18	$74.72	$72.28		$63.47	$74.72
Lowest price	53.94	61.74	64.29	66.90	54.40		52.00	54.40
Closing price	$62.08	$66.40	$67.79	$70.95	$65.97		$62.08	$65.97

(1) Income from operations includes after-tax restructuring charges of $0.6 million, or -0- cents per share, for the third quarter of 2006, $2.1 million, or 1 cent per share, for the fourth quarter of
2006, $2.5 million, or 1 cent per share, for the first quarter of 2007, $4.0 million, or 1 cent per share, for the second quarter of 2007 and $4.8 million, or 2 cents per share, for the third quarter of

2007. Results for the first nine months of 2007 and 2006 include after-tax restructuring charges of $11.3 million, or 4 cents per share, and $7.1 million, or 3 cents per share, respectively.
(2) Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.
(3) In the second quarter of 2007, we recognized certain adjustments that reduced operating revenue by $41 million. There were reductions to expenses that offset most of this reduction in revenue.

9/30/2007								PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Revenue
Premiums	$425.7	$448.1	$458.9	$488.9	$489.1	14.9%	$958.4	$1,436.9	49.9%
Surrender charges	26.6	29.9	26.9	28.1	25.6	-3.8%	72.6	80.6	11.0%
Mortality assessments (1)	294.9	295.9	311.2	299.6	320.7	8.7%	735.8	931.5	26.6%
Expense assessments (1)	357.8	432.3	441.0	429.9	505.1	41.2%	1,037.4	1,376.1	32.6%
Investment advisory fees	82.9	86.1	90.3	92.7	89.0	7.4%	241.8	272.0	12.5%
Communications revenue	59.8	69.6	67.2	57.4	59.7	-0.2%	117.3	184.4	57.2%
Net investment income	1,107.9	1,126.3	1,089.5	1,169.8	1,066.9	-3.7%	2,854.5	3,326.2	16.5%
Other revenue and fees	123.1	137.2	140.1	152.2	142.1	15.4%	346.0	434.4	25.5%
Amortization of deferred gain	18.8	18.8	18.6	18.6	18.6	-1.1%	56.3	55.8	-0.9%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	7.8	0.6	100.0%	1.0	8.7	NM
Realized gains (losses)	(10.5)	13.9	26.2	(4.7)	(36.6)	NM	(16.5)	(15.0)	9.1%
Total Revenue	2,487.2	2,658.4	2,670.4	2,740.3	2,680.9	7.8%	6,404.6	8,091.7	26.3%

Benefits and Expenses
Insurance benefits (1)	566.2	562.2	588.8	655.8	675.3	19.3%	1,356.0	1,920.0	41.6%
Interest credited to contractholder funds	634.4	646.5	604.5	631.0	625.7	-1.4%	1,605.0	1,861.1	16.0%
Communications expenses	31.4	36.9	41.2	31.1	33.4	6.4%	61.2	105.7	72.7%
Operating and acquisition expenses	677.6	763.1	738.4	762.6	765.7	13.0%	1,817.1	2,266.6	24.7%
Taxes, licenses and fees	50.3	48.0	66.1	52.5	53.1	5.6%	131.2	171.7	30.9%
Interest and debt expense	67.3	70.4	61.5	72.8	69.4	3.1%	154.0	203.6	32.2%
Total Benefits and Expenses	2,027.3	2,127.2	2,100.5	2,205.9	2,222.5	9.6%	5,124.4	6,528.8	27.4%

Income Before Federal Income Tax	459.9	531.3	569.9	534.5	458.4	-0.3%	1,280.2	1,562.8	22.1%

Federal income taxes	95.8	149.9	173.4	158.5	128.8	34.4%	346.0	460.8	33.2%
Net Income	$364.1	$381.3	$396.5	$376.0	$329.6	-9.5%	$934.3	$1,102.1	18.0%

Roll Forward of Deferred Acquisition Costs	Three Months Ended						Nine Months Ended
& Value of Business Acquired	Sept.	Dec.	March	June	Sept.		Sept.	Sept.
	2006	2006	2007	2007	2007		2006	2007
Balance at beginning of period	$8,328.4	$8,171.6	$8,420.4	$8,534.7	$9,100.6		$5,163.3	$8,420.4
Cumulative effect of adoption of SOP 05-1	-	-	(66.1)	-	-		-	(66.1)
Deferral	424.3	517.9	487.4	504.9	511.4		1,060.4	1,503.7
Amortization net of interest: (1) (2)
Unlocking	3.7	10.6	19.6	26.7	0.3		27.2	46.6
Amortization excluding unlocking	(229.6)	(289.0)	(301.2)	(271.3)	(262.7)		(640.3)	(835.2)
Deferrals, net of amortization included in operating and acquisition expenses	198.4	239.5	205.8	260.4	249.0		447.4	715.1
Adjustment related to realized (gains) losses
on available-for-sale securities	(8.9)	(8.9)	(17.9)	(1.6)	0.2		(38.7)	(19.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(359.8)	(17.4)	(25.5)	290.8	(27.9)		55.8	237.5
Foreign currency translation adjustment	9.7	35.7	4.1	16.3	15.1		65.8	35.5
Business acquired	3.8	-	14.0	-	-		2,478.0	14.0
Balance at end of period	$8,171.6	$8,420.4	$8,534.7	$9,100.6	$9,337.0		$8,171.6	$9,337.0

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$861.0	$923.9	$976.9	$1,017.9	$1,105.8		$795.7	$976.9
Cumulative effect of adoption of SOP 05-1	-	-	(2.0)	-	-		-	(2.0)
Deferral	71.0	77.9	77.2	125.8	97.0		171.2	300.0
Amortization net of interest: (2)
Unlocking	21.2	0.7	1.7	6.9	(30.8)		25.7	(22.3)
Amortization excluding unlocking	(33.8)	(43.5)	(37.7)	(52.9)	(51.3)		(100.5)	(141.9)
Deferrals, net of amortization included in expense assessments	58.3	35.1	41.1	79.8	14.9		96.4	135.8
Adjustment related to realized gains
on available-for-sale securities	(0.1)	-	-	(0.1)	-		(0.1)	(0.1)
Foreign currency translation adjustment	4.7	17.9	2.0	8.1	7.5		32.0	17.7
Balance at end of period	$923.9	$976.9	$1,017.9	$1,105.8	$1,128.1		$923.9	$1,128.1

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$154.6	$173.4	$193.8	$206.4	$225.0		$129.4	$193.8
Cumulative effect of adoption of SOP 05-1	-	-	(2.8)	-	-		-	(2.8)
Deferral	22.2	28.4	23.7	27.4	29.8		57.8	80.9
Amortization net of interest: (2)
Unlocking	2.1	0.9	1.0	0.8	0.9		3.6	2.8
Amortization excluding unlocking	(5.4)	(8.8)	(9.3)	(9.6)	(6.6)		(17.3)	(25.4)
Deferrals, net of amortization included in insurance benefits or interest credited	18.9	20.5	15.5	18.7	24.1		44.1	58.2
Adjustment related to realized gains
on available-for-sale securities	(0.1)	-	(0.1)	-	-		(0.1)	(0.1)
Balance at end of period	$173.4	$193.8	$206.4	$225.0	$249.1		$173.4	$249.1

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.
(2) Amortization net of interest has been restated for all periods in order to conform to the current period presentation, which separately breaks out Unlocking and Amortization excluding unlocking. There was no impact to total Amortization net of interest in prior periods.

9/30/2007										PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended September 30, 2007

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$82.7	$42.6	$-	$0.6	$336.8	$-	$25.6	$-	$0.9	$-	$489.1
Surrender charges	14.0	9.8	1.8	-	-	-	-	-	-	-	25.6
Mortality assessments	303.3	-	-	8.4	-	-	9.2	-	(0.3)	0.3	320.7
Expense assessments	139.8	264.9	63.5	5.3	-	-	33.0	-	(15.6)	14.3	505.1
Investment advisory fees	-	-	-	-	-	111.6	-	-	13.8	(36.4)	89.0
Communications revenue	-	-	-	-	-	-	-	59.7	-	-	59.7
Net investment income	444.5	254.1	172.9	98.1	29.5	-	20.9	0.1	442.3	(395.5)	1,066.9
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.6	-	18.6
Other revenue and fees	6.0	94.9	5.2	1.2	1.3	38.5	-	-	1.4	(6.4)	142.1
Total Operating Revenue	990.1	666.3	243.4	113.5	367.5	150.1	88.7	59.8	461.1	(423.7)	2,716.9

Operating Expenses
Insurance benefits	258.5	110.9	-	35.9	235.0	-	30.2	-	4.5	0.5	675.3
Interest credited to contractholder funds	255.1	179.6	104.6	50.9	-	-	-	-	29.7	5.7	625.7
Communications expenses	-	-	-	-	-	-	-	33.4	-	-	33.4
Operating and acquisition expenses	191.6	228.5	82.5	10.5	73.3	112.1	42.5	3.7	449.8	(428.8)	765.7
Taxes, licenses and fees	27.3	6.0	2.2	1.2	8.1	3.9	-	1.4	3.1	-	53.1
Interest	-	0.5	-	-	-	-	-	0.3	69.4	(0.9)	69.4
Total Operating Expenses	732.6	525.5	189.3	98.4	316.4	116.0	72.7	38.8	556.6	(423.7)	2,222.5

Income (loss) from Operations before Federal income taxes	257.6	140.7	54.1	15.1	51.2	34.1	15.9	21.1	(95.5)	-	494.4

Federal income taxes	84.0	33.8	12.9	4.1	17.9	12.3	5.6	7.4	(36.5)	-	141.5

Income from Operations	$173.6	$106.9	$41.2	$11.0	$33.2	$21.8	$10.3	$13.6	$(58.9)	$-	$352.9

9/30/2007										PAGE 8(B)

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended September 30, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$87.0	$12.3	$-	$0.3	$304.1	$-	$21.1	$-	$0.9	$-	$425.7
Surrender charges	18.3	6.6	1.7	-	-	-	-	-	-	-	26.6
Mortality assessments	278.9	-	-	7.2	-	-	8.7	-	-	-	294.9
Expense assessments	86.1	189.3	54.0	4.5	-	-	23.9	-	-	-	357.8
Investment advisory fees	-	-	-	-	-	106.1	-	-	-	(23.3)	82.9
Communications revenue	-	-	-	-	-	-	-	59.8	-	-	59.8
Net investment income	414.4	312.7	184.6	91.0	27.1	-	18.6	0.1	60.3	(0.7)	1,107.9
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	10.6	75.7	4.9	1.3	0.9	34.3	-	-	5.8	(10.3)	123.1
Total Operating Revenue	895.3	596.5	245.1	104.3	332.1	140.4	72.3	60.0	85.7	(34.3)	2,497.4

Operating Expenses
Insurance benefits	261.1	27.4	-	35.6	213.3	-	25.0	-	3.9	-	566.2
Interest credited to contractholder funds	247.1	208.2	103.1	39.9	-	-	-	-	36.1	-	634.4
Communications expenses	-	-	-	-	-	-	-	31.4	-	-	31.4
Operating and acquisition expenses	179.3	222.4	73.2	10.3	66.8	117.6	34.5	4.1	3.3	(33.8)	677.6
Taxes, licenses and fees	28.3	4.8	1.3	1.4	7.8	2.7	-	1.5	2.6	-	50.3
Interest	-	0.1	-	-	-	-	-	0.4	67.2	(0.5)	67.3
Total Operating Expenses	715.7	462.9	177.6	87.2	287.9	120.3	59.5	37.4	113.1	(34.3)	2,027.3

Income (loss) from Operations before Federal income taxes	179.6	133.6	67.5	17.1	44.2	20.1	12.8	22.6	(27.4)	-	470.1

Federal income taxes	56.8	4.2	15.0	4.3	15.5	6.7	4.5	8.0	(15.9)	-	99.1

Income from Operations	$122.8	$129.4	$52.5	$12.8	$28.8	$13.4	$8.3	$14.6	$(11.5)	$-	$371.1

9/30/2007											PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Nine Months Ended September 30, 2007

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$258.3	$72.0	$-	$1.3	$1,029.5	$-	$74.1	$-	$1.7	$-	$1,436.9
Surrender charges	44.9	29.6	6.1	-	-	-	-	-	-	-	80.6
Mortality assessments	878.0	-	-	25.5	-	-	28.1	-	-	-	931.5
Expense assessments	321.6	740.8	186.2	17.4	-	-	110.1	-	(13.8)	13.8	1,376.1
Investment advisory fees	-	-	-	-	-	338.7	-	-	13.8	(80.6)	272.0
Communications revenue	-	-	-	-	-	-	-	184.4	-	-	184.4
Net investment income	1,391.8	822.6	535.5	292.2	85.8	-	59.6	0.6	534.7	(396.6)	3,326.2
Amortization of deferred gain	-	-	-	-	-	-	-	-	55.8	-	55.8
Other revenue and fees	24.5	281.7	14.4	3.7	3.6	112.5	0.1	-	24.5	(30.6)	434.4
Total Operating Revenue	2,919.0	1,946.7	742.2	340.1	1,119.0	451.2	271.9	185.0	616.8	(494.0)	8,097.9

Operating Expenses
Insurance benefits	767.5	164.1	-	102.3	747.3	-	100.6	-	18.4	-	1,900.0
Interest credited to contractholder funds	760.8	536.0	313.5	146.0	-	-	-	-	104.6	-	1,861.1
Communications expenses	-	-	-	-	-	-	-	105.7	-	-	105.7
Operating and acquisition expenses	524.4	748.4	225.3	31.9	213.0	361.7	120.7	12.8	520.4	(491.9)	2,266.6
Taxes, licenses and fees	86.8	20.6	11.7	3.9	27.3	12.0	-	4.1	5.3	-	171.7
Interest	-	0.9	-	-	-	-	-	1.1	203.7	(2.1)	203.6
Total Operating Expenses	2,139.5	1,470.2	550.5	284.1	987.6	373.7	221.3	123.6	852.4	(494.0)	6,508.8

Income (loss) from Operations before Federal income taxes	779.5	476.6	191.7	56.1	131.4	77.5	50.6	61.3	(235.6)	-	1,589.1

Federal income taxes	262.8	118.5	53.5	16.8	46.1	28.2	17.7	21.7	(94.8)	-	470.4

Income from Operations	$516.7	$358.0	$138.2	$39.3	$85.3	$49.3	$32.9	$39.6	$(140.7)	$-	$1,118.7

9/30/2007										PAGE 9(B)

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Nine Months Ended September 30, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$228.0	$36.8	$-	$1.4	$633.1	$-	$57.6	$-	$1.5	$-	$958.4
Surrender charges	44.2	22.4	6.1	-	-	-	-	-	-	-	72.6
Mortality assessments	691.9	-	-	18.5	-	-	25.4	-	-	-	735.8
Expense assessments	233.5	540.0	164.3	12.6	-	-	86.7	-	0.3	-	1,037.4
Investment advisory fees	-	-	-	-	-	313.6	-	-	-	(71.8)	241.8
Communications revenue	-	-	-	-	-	-	-	117.3	-	-	117.3
Net investment income	1,069.8	723.8	557.8	226.1	52.2	-	53.4	0.3	173.2	(2.0)	2,854.5
Amortization of deferred gain	-	-	-	-	-	-	-	-	56.3	-	56.3
Other revenue and fees	30.0	200.8	15.1	4.0	1.7	101.0	0.1	-	12.9	(19.6)	346.0
Total Operating Revenue	2,297.4	1,523.9	743.2	262.7	687.0	414.6	223.2	117.7	244.1	(93.4)	6,420.2

Operating Expenses
Insurance benefits	637.3	93.1	-	98.8	439.3	-	77.8	-	9.6	-	1,356.0
Interest credited to contractholder funds	630.8	472.1	306.2	89.4	-	-	-	-	106.6	-	1,605.0
Communications expenses	-	-	-	-	-	-	-	61.2	-	-	61.2
Operating and acquisition expenses	451.2	601.5	210.2	19.7	130.8	342.9	100.9	11.9	40.2	(92.0)	1,817.1
Taxes, licenses and fees	72.1	14.9	7.1	3.7	15.8	9.9	-	1.5	6.2	-	131.2
Interest	-	0.5	-	-	-	-	-	0.9	154.0	(1.4)	154.0
Total Operating Expenses	1,791.4	1,182.0	523.5	211.5	585.9	352.7	178.8	75.5	316.6	(93.4)	5,124.4

Income (loss) from Operations before Federal income taxes	505.9	341.8	219.7	51.1	101.2	61.9	44.4	42.2	(72.4)	-	1,295.8

Federal income taxes	167.0	57.0	60.4	14.6	35.4	21.2	15.5	15.7	(35.0)	-	351.8

Income from Operations	$339.0	$284.8	$159.3	$36.5	$65.8	$40.8	$28.9	$26.5	$(37.4)	$-	$944.1

9/30/2007				PAGE 10
Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Sept.	Dec.	March	June	Sept.
	2006	2006	2007	2007	2007
ASSETS
Investments
Corporate bonds	$45,345.3	$45,489.4	$45,484.0	$44,023.4	$44,089.7
U.S. government bonds	291.6	263.4	244.3	248.1	239.4
Foreign government bonds	1,144.4	1,141.6	1,077.1	975.0	1,030.0
Asset and mortgage backed securities	8,765.1	8,691.3	9,186.2	9,946.2	10,479.7
State and municipal bonds	160.7	159.4	155.5	158.7	152.1
Preferred stocks - redeemable	117.8	108.3	108.4	95.5	95.3
Common stocks	506.3	525.5	503.8	487.9	499.3
Preferred stocks-equity	155.7	174.7	210.1	198.9	171.0
Total AFS Securities	56,486.9	56,553.7	56,969.5	56,133.8	56,756.4
Trading securities	3,172.5	3,036.3	2,909.7	2,818.3	2,716.6
Mortgage loans	7,580.5	7,384.3	7,416.0	7,310.8	7,280.7
Real estate	424.0	421.3	406.2	387.6	385.0
Policy loans	2,724.9	2,759.7	2,766.8	2,787.0	2,790.2
Other long-term investments	1,218.7	1,332.4	1,381.2	1,430.2	1,618.7
Total Investments	71,607.5	71,487.6	71,849.3	70,867.7	71,547.6

Cash and invested cash	1,108.3	1,620.6	900.0	988.6	1,326.2
Premiums and fees receivable	345.6	356.2	374.9	432.3	401.2
Accrued investment income	928.2	866.2	919.2	861.0	916.5
Amount recoverable from reinsurers	8,007.3	7,939.1	8,132.1	8,179.1	8,226.7
Deferred acquisition costs and VOBA	8,171.6	8,420.4	8,534.7	9,100.6	9,337.0
Goodwill	4,498.0	4,499.5	4,520.7	4,521.4	4,521.8
Other	2,703.1	2,770.4	2,948.1	3,201.8	3,036.9
Assets held in separate accounts	74,357.1	80,533.7	83,147.5	89,497.2	92,903.1
Total Assets	$171,726.6	$178,493.7	$181,326.4	$187,649.6	$192,216.9

LIABILITIES and SHAREHOLDERS' EQUITY
Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$13,513.4	$13,622.1	$13,864.9	$13,860.8	$13,944.9
Unpaid claims	1,206.9	1,149.1	1,149.5	1,171.2	1,148.3
Premium deposit funds	20,708.6	20,541.4	20,115.8	20,201.6	19,885.4
Policyholders' funds (1)	38,149.4	38,603.6	38,924.9	39,216.4	39,911.3
Total Insurance and Investment Contract Liabilities	73,578.3	73,916.1	74,055.2	74,450.0	74,889.9

Short-term debt	559.2	657.6	492.8	230.1	326.3
Long-term debt - senior notes	2,330.4	2,231.0	2,483.4	2,382.4	2,682.5
Long-term debt - subordinated
Capital securities	1,071.9	1,072.0	1,570.7	1,570.8	1,570.9
Junior subordinated debentures issued to
affiliated trusts	332.5	154.6	154.6	154.6	154.6
Embedded derivative - modco	232.5	228.7	229.8	157.5	191.5
Deferred gain on indemnity reinsurance	778.7	759.6	740.7	734.3	715.1
Federal income taxes	911.1	977.9	1,147.6	924.6	998.5
Other liabilities (1)	5,531.7	5,761.5	5,271.8	5,712.4	5,821.5
Liabilities related to separate accounts	74,357.1	80,533.7	83,147.5	89,497.2	92,903.1
Total Liabilities	159,683.5	166,292.7	169,294.2	175,814.0	180,253.8

Preferred Stock	0.5	0.5	0.5	0.5	0.5
Capital stock	7,448.7	7,450.7	7,318.5	7,362.1	7,308.6
Retained earnings (excl. cumulative effect adjustments)	3,986.7	4,136.7	4,109.8	4,380.1	4,513.4
Cumulative effect of adoption of FIN-48	-	-	(15.4)	(15.4)	(15.4)
Cumulative effect of adoption of SOP 05-1	-	-	(40.9)	(40.9)	(40.9)
Unrealized gains on investments	478.0	492.8	528.1	16.6	17.9
Gains - derivatives	55.9	39.2	46.8	35.5	70.0
Foreign currency	136.5	165.1	168.4	181.4	193.6
Minimum pension liability	(63.2)	-	-	-	-
Funded status of employee benefit plans	-	(84.0)	(83.6)	(84.2)	(84.6)
Total Shareholders' Equity	12,043.2	12,201.0	12,032.2	11,835.7	11,963.0

Total Liabilities and Shareholders' Equity	$171,726.6	$178,493.7	$181,328.0	$187,649.6	$192,216.9

Shareholders' Equity Per Share	$43.39	$44.21	$44.42	$43.57	$44.41

Book Value, Excluding AOCI	$41.20	$41.99	$41.98	$43.02	$43.68
Common shares outstanding -assuming conv of
preferreds (in millions)	277.6	276.0	270.9	271.6	269.4

(1) We reclassified historical amounts related to retained assets from Other liabilities to Policyholders' funds in order to conform to the current period presentation. The impact of these reclassifications was $281.9 million in 2Q07, $312.2 million in 1Q07, $328.4 million in 4Q06 and $341.1 million in 3Q06.

9/30/2007										PAGE 11

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual		Employer
	Markets		Markets
As of September 30, 2007	Annuities	Life	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations (1)	Consolidated

Assets
Allocated Investments	$17,711.6	$29,434.0	$11,499.7	$6,180.5	$1,910.5	$-	$1,220.8	$-	$3,590.4	$71,547.6
DAC and VOBA	2,347.4	5,259.6	531.8	273.2	116.4	-	807.3	-	1.2	9,337.0
Goodwill	1,045.6	2,201.0	20.2	-	274.3	262.0	17.0	701.7	-	4,521.8
DSI and other intangibles	248.7	94.0	3.4	-	-	5.7	-	660.5	-	1,012.3
Amounts recoverable from reinsurers	771.5	1,793.8	-	4.2	30.3	-	73.9	-	5,553.0	8,226.7
Assets held in separate accounts	58,148.1	4,702.0	18,548.3	1,871.1	-	-	9,191.8	-	441.8	92,903.1

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	522.7	5,544.0	-	1,775.0	1,246.2	-	1,170.2	-	4,835.2	15,093.2
Contractholder funds	17,770.4	25,043.5	10,883.8	4,312.1	16.1	-	423.6	-	1,347.2	59,796.7
Total Insurance and Inv Contract Liabilities	18,293.1	30,587.4	10,883.8	6,087.1	1,262.3	-	1,593.8	-	6,182.4	74,889.9

Allocated capital (2)	3,545.4	8,014.4	906.8	565.5	944.6	316.0	375.2	1,166.3	(4,067.9)	11,766.2

As of December 31, 2006

Assets
Allocated Investments	$18,686.2	$27,843.9	$11,762.6	$6,088.9	$1,833.6	$-	$1,101.1	$-	$4,171.4	$71,487.6
DAC and VOBA	2,050.4	4,659.4	497.6	265.3	137.6	-	809.0	-	1.3	8,420.4
Goodwill	1,031.6	2,181.3	20.2	-	281.0	261.7	16.2	707.6	-	4,499.5
DSI and other intangibles	193.7	97.0	0.1	-	-	9.3	-	663.1	-	963.2
Amounts recoverable from reinsurers	836.9	1,817.7	-	5.3	27.5	-	70.2	-	5,181.5	7,939.1
Assets held in separate accounts (3)	48,014.7	4,256.0	17,459.2	1,617.7	-	-	8,756.9	-	429.3	80,533.7

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	438.1	5,640.7	-	1,778.3	1,183.4	-	1,118.8	-	4,611.8	14,771.2
Contractholder funds (4)	18,230.4	23,738.0	10,982.9	4,025.5	16.8	-	435.6	-	1,715.9	59,145.0
Total Insurance and Inv Contract Liabilities	18,668.5	29,378.6	10,982.9	5,803.8	1,200.2	-	1,554.4	-	6,327.7	73,916.1

Allocated capital (2)	3,432.5	7,345.1	959.8	531.7	923.1	307.8	385.0	1,161.9	(3,458.9)	11,587.9

(1) Includes consolidating adjustments.
(2) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).
(3) Individual Markets-Life has been decreased by $784.3 million and Employer Markets-Executive Benefits has been increased by $784.3 million to correct previously reported values.
(4) We reclassified historical amounts related to retained assets from Other liabilities to Policyholders' funds in order to conform to the current period presentation. These reclassifications increased Individual Markets Annuities by $24.4 million, Individual Markets Life by $304.0 million and Consolidated results by $328.4 million.

9/30/2007								PAGE 12
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$87.0	$93.5	$87.7	$87.8	$82.7	-4.9%	$228.0	$258.3	13.3%
Surrender charges	18.3	16.1	15.2	15.7	14.0	-23.5%	44.2	44.9
Mortality assessments (1)	278.9	278.4	292.3	282.4	303.3	8.7%	691.9	878.0	26.9%
Expense assessments (1)	86.1	116.4	111.9	69.9	139.8	62.4%	233.5	321.6	37.7%
Net investment income	414.4	441.1	454.0	493.3	444.5	7.3%	1,069.8	1,391.8	30.1%
Other revenue and fees	10.6	13.0	10.2	8.3	6.0	-43.4%	30.0	24.5	-18.3%
Total Operating Revenue	895.3	958.4	971.4	957.5	990.1	10.6%	2,297.4	2,919.0	27.1%

Operating Expenses
Insurance benefits (1)	261.1	249.1	246.0	263.0	258.5	-1.0%	637.3	767.5	20.4%
Interest credited to contractholder funds	247.1	251.3	251.7	254.0	255.1	3.2%	630.8	760.8	20.6%
Operating and acquisition expenses	207.6	219.0	221.2	171.0	219.0	5.5%	523.3	611.2	16.8%
Total Operating Expenses	715.7	719.4	718.9	688.0	732.6	2.4%	1,791.4	2,139.5	19.4%

Income from operations before Federal income taxes	179.6	239.1	252.5	269.4	257.6	43.4%	505.9	779.5	54.1%

Federal income taxes	56.8	81.7	85.9	93.0	84.0	47.9%	167.0	262.8	57.4%

Income from Operations	$122.8	$157.4	$166.6	$176.4	$173.6	41.4%	$339.0	$516.7	52.4%

Effective tax rate	31.6%	34.2%	34.0%	34.5%	32.6%		33.0%	33.7%

Average equity	$7,223.9	$7,292.7	$7,557.8	$7,790.5	$7,911.1		$5,847.2	$7,753.1
Return on average equity	6.8%	8.6%	8.8%	9.1%	8.8%		7.7%	8.9%

Operating and Acquisition Expenses
Commissions	$167.1	$226.5	$227.1	$211.7	$213.1	27.6%	$385.1	$651.9	69.3%
General and administrative expenses	122.5	116.3	111.0	115.6	104.6	-14.6%	286.0	331.2	15.8%
Taxes, licenses and fees	28.3	27.0	32.9	26.6	27.3	-3.3%	72.1	86.8	20.4%
Total commissions and expenses incurred	317.9	369.8	371.1	353.8	345.1	8.6%	743.2	1,070.0	44.0%
Less: commissions and expenses capitalized	(226.6)	(291.3)	(288.9)	(272.4)	(270.5)	-19.3%	(516.5)	(831.8)	-61.0%
Amortization of DAC and VOBA, net of interest	116.3	140.5	139.1	89.6	144.4	24.1%	296.6	373.0	25.8%
Net Operating and Acquisition Expenses	$207.6	$219.0	$221.2	$171.0	$219.0	5.5%	$523.3	$611.2	16.8%

General and administrative expenses -
basis points on account values - Annualized	191	178	166	170	151	(40)	175	162	(13)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$4,592.2	$4,524.7	$4,659.4	$4,795.8	$5,126.4		$2,543.9	$4,659.4
Deferral	226.6	291.3	288.9	272.4	270.5		516.5	831.8
Amortization net of interest:(1)
Unlocking	(5.1)	2.0	11.3	20.8	(3.8)		8.3	28.4
Amortization excluding unlocking	(111.2)	(142.5)	(150.4)	(110.5)	(140.6)		(304.9)	(401.4)
Deferrals, net of amortization included in operating and acquisition expenses	110.3	150.8	149.8	182.8	126.1		219.9	458.7
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.8)	(6.7)	(12.5)	(2.4)	0.6		(15.1)	(14.3)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(174.0)	(9.5)	(0.9)	150.2	6.5		9.4	155.8
Business acquired	-	-	-	-	-		1,766.6	-
Balance at end of period	$4,524.7	$4,659.4	$4,795.8	$5,126.4	$5,259.6		$4,524.7	$5,259.6

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$375.3	$415.9	$449.5	$490.6	$569.0		$342.6	$449.5
Deferral	58.9	65.2	65.5	112.4	83.9		136.4	261.8
Amortization net of interest:
Unlocking	5.0	0.1	2.5	7.1	(27.0)		7.9	(17.4)
Amortization excluding unlocking	(23.3)	(31.7)	(26.9)	(41.1)	(40.7)		(71.0)	(108.7)
Deferrals, net of amortization included in expense assessments	40.6	33.6	41.0	78.4	16.2		73.3	135.7
Balance at end of period	$415.9	$449.5	$490.6	$569.0	$585.2		$415.9	$585.2

(1) In the second quarter of 2007, we recognized certain adjustments that reduced expense assessments by $26 million, reduced mortality assessments by $15 million, increased insurance benefits by $3 million and reduced DAC amortization by $23 million.

9/30/2007									PAGE 13
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Sales by Product(Millions)(1)
Universal Life
Excluding MoneyGuard	$119.9	$177.6	$166.2	$145.0	$143.9	20.0%	$258.6	$455.0	75.9%
MoneyGuard	8.3	7.8	7.4	9.9	10.9	31.3%	23.5	28.1	19.6%
Total	128.2	185.4	173.6	154.9	154.8	20.7%	282.1	483.2	71.3%
Variable universal life	13.0	22.1	20.6	17.3	17.7	36.2%	38.7	55.5	43.4%
Whole life	0.7	0.6	0.1	0.1	0.3	-57.1%	1.7	0.6	-64.7%
Term	10.7	10.0	9.3	7.8	7.2	-32.7%	30.2	24.2	-19.9%
Total	$152.5	$218.1	$203.5	$180.0	$179.9	18.0%	$352.8	$563.4	59.7%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$269.0	$351.0	$367.9	$315.7	$303.8	12.9%	$638.5	$987.4	54.6%
MoneyGuard	54.8	52.3	49.2	65.9	72.4	32.1%	156.4	187.4	19.8%
Total	323.9	403.2	417.1	381.6	376.2	16.1%	794.8	1,174.9	47.8%
Variable universal life	34.4	53.4	52.5	47.8	46.4	34.9%	102.0	146.6	43.7%
Whole life	12.0	16.5	8.4	10.1	11.8	-1.7%	29.8	30.3	1.7%
Term	10.4	9.6	9.1	8.2	7.3	-29.8%	30.4	24.5	-19.4%
Total	$380.6	$482.7	$487.0	$447.7	$441.6	16.0%	$957.0	$1,376.3	43.8%

Life Insurance In-Force (Billions)
Universal life & other	$263.485	$267.228	$272.921	$276.040	$279.640	6.1%	$263.485	$279.640	6.1%
Term insurance	232.214	234.148	235.491	236.155	238.260	2.6%	232.214	238.260	2.6%
Total Life Segment In-Force	$495.699	$501.376	$508.411	$512.195	$517.900	4.5%	$495.699	$517.900	4.5%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, including UL internal replacements, and first year paid premiums for Whole life and Term products.

9/30/2007								PAGE 14
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Interest Sensitive Life-Balance Beginning-of-Period	$21.285	$21.516	$21.890	$22.228	$22.517	5.8%	$11.809	$21.890	85.4%
Business acquired	-	-	-	-	-	NM	9.150	-	-100.0%
Deposits	0.717	0.948	0.882	0.864	0.842	17.4%	1.917	2.588	35.0%
Withdrawals & deaths	(0.275)	(0.301)	(0.264)	(0.311)	(0.258)	6.2%	(0.775)	(0.833)	-7.5%
Net flows	0.442	0.647	0.618	0.553	0.585	32.4%	1.143	1.755	53.5%
Policyholder assessments (6)	(0.449)	(0.516)	(0.523)	(0.507)	(0.527)	-17.4%	(1.189)	(1.557)	-31.0%
Interest credited	0.239	0.242	0.243	0.243	0.243	1.7%	0.604	0.729	20.7%
Interest Sensitive Life-Balance End-of-Period (1)	$21.516	$21.890	$22.228	$22.517	$22.818	6.1%	$21.516	$22.818	6.1%

Variable Universal Life-Balance Beginning of Period	$4.194	$4.305	$4.600	$4.696	$4.948	18.0%	$2.242	$4.600	105.2%
Business acquired	-	-	-	-	-	NM	1.918	-	-100.0%
Deposits	0.036	0.153	0.157	0.142	0.137	280.6%	0.346	0.436	26.0%
Withdrawals & deaths	0.013	(0.073)	(0.077)	(0.109)	(0.087)	NM	(0.194)	(0.273)	-40.7%
Net flows	0.049	0.080	0.080	0.033	0.050	2.0%	0.153	0.163	6.5%
Policyholder assessments	(0.076)	(0.079)	(0.079)	(0.080)	(0.080)	-5.3%	(0.197)	(0.239)	-21.3%
Investment income and change in market value	0.137	0.294	0.095	0.299	0.139	1.5%	0.189	0.532	181.5%
Variable Universal Life -Balance End-of-Period	$4.305	$4.600	$4.696	$4.948	$5.057	17.5%	$4.305	$5.057	17.5%

Total Segment- Life Insurance Account Value Roll Forward
Balance Beginning-of-Period	$25.479	$25.821	$26.490	$26.924	$27.465	7.8%	$14.051	$26.490	88.5%
Business acquired	-	-	-	-	-	NM	11.068	-	-100.0%
Deposits	0.753	1.101	1.039	1.005	0.980	30.1%	2.264	3.024	33.6%
Withdrawals & deaths	(0.262)	(0.374)	(0.341)	(0.420)	(0.345)	-31.7%	(0.968)	(1.106)	-14.3%
Net flows	0.491	0.727	0.698	0.586	0.635	29.3%	1.296	1.918	48.0%
Policyholder assessments (6)	(0.524)	(0.595)	(0.602)	(0.586)	(0.607)	-15.8%	(1.386)	(1.795)	-29.5%
Investment income and change in market value	0.377	0.536	0.338	0.542	0.382	1.3%	0.793	1.262	59.1%
Total Segment -Balance End-of-Period	$25.821	$26.490	$26.924	$27.465	$27.875	8.0%	$25.821	$27.875	8.0%

Life Product Spread Information (2)
						Change			Change
Interest Sensitive Products						(Basis Points)			(Basis Points)
Net investment income (3) (4) (5)	6.08%	6.44%	6.48%	6.99%	6.09%	1	6.23%	6.52%	29
Interest credited to policyholders	4.52%	4.52%	4.46%	4.45%	4.41%	(11)	4.51%	4.44%	(7)
Spread (3) (4)	1.57%	1.92%	2.02%	2.54%	1.68%	11	1.72%	2.08%	36

Traditional Products
Net investment income (3)	6.60%	6.51%	6.41%	6.48%	6.18%	(42)	6.63%	6.36%	(27)

(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of September 30, 2007, interest sensitive products represented approximately 82% of total interest sensitive and traditional earning assets.
(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 9 bps in the 3rd quarter of 2007, 22 bps in the 2nd quarter of 2007, 21 bps in the 1st quarter of 2007, 12 bps in the 4th quarter of
2006 and 20 bps in the 3rd quarter of 2006. There was an impact on traditional products of 9 bps in the 3rd quarter of 2007, 14 bps in the 2nd quarter of 2007, 2 bps in the 1st quarter of 2007,
2 bps in the 4th quarter of 2006 and 15 bps in the 3rd quarter of 2006.
(4) The net investment income and spread above include earnings from alternative investments, such as limited partnerships. The impact of these investments on investment income yields for interest senstive products was -4 bps in the 3rd quarter of 2007, 70 bps in the 2nd quarter of 2007, 14 bps in the 1st quarter of 2007, 24 bps in the 4th quarter of 2006 and -22 bps in the 3rd quarter of 2006. The impact of these investments on traditional products was -6 bps in the 3rd quarter of 2007.
(5) The net investment income and spread above is partially offset by amortization associated with prepayment fee income. The impact of this offset was -0- bps in the 3rd quarter of 2007 and 8 bps in the 2nd quarter of 2007.

(6) Interest sensitive policyholder assessments in the second quarter of 2007 includes +.017 related to certain adjustments.

9/30/2007								PAGE 15
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$12.3	$10.7	$12.8	$16.6	$42.6	246.3%	$36.8	$72.0	95.7%
Surrender charges	6.6	12.3	9.7	10.1	9.8	48.5%	22.4	29.6	32.3%
Expense assessments	189.3	215.2	226.0	249.9	264.9	39.9%	540.0	740.8	37.2%
Net investment income	312.7	314.8	266.3	302.2	254.1	-18.7%	723.8	822.6	13.6%
Other revenue and fees (1)	75.7	84.3	90.4	96.4	94.9	25.4%	200.8	281.7	40.3%
Total Operating Revenue	596.5	637.3	605.1	675.3	666.3	11.7%	1,523.9	1,946.7	27.8%

Operating Expenses
Insurance benefits	27.4	11.7	21.4	31.8	110.9	NM	93.1	164.1	76.2%
Interest credited to contractholder funds	208.2	211.7	166.5	189.9	179.6	-13.7%	472.1	536.0	13.5%
Operating and acquisition expenses	227.3	252.6	256.7	278.4	235.0	3.4%	616.8	770.0	24.8%
Total Operating Expenses	462.9	476.0	444.6	500.0	525.5	13.5%	1,182.0	1,470.2	24.4%

Income from operations before Federal income taxes	133.6	161.4	160.5	175.3	140.7	5.3%	341.8	476.6	39.4%

Federal income taxes	4.2	37.6	39.5	45.2	33.8	NM	57.0	118.5	107.9%

Income from Operations	$129.4	$123.8	$121.0	$130.1	$106.9	-17.4%	$284.8	$358.0	25.7%

Effective tax rate	3.1%	23.3%	24.6%	25.8%	24.0%		16.7%	24.9%

Average equity	$3,310.4	$3,388.1	$3,442.3	$3,491.1	$3,537.8		$2,774.6	$3,490.4
Return on average equity	15.6%	14.6%	14.1%	14.9%	12.1%		13.7%	13.7%

Income from Operations - basis points on
average account values	84	76	72	73	58		66	67

Operating and Acquisition Expenses
Commissions	$146.2	$167.2	$152.1	$178.8	$188.9	29.2%	$397.9	$519.8	30.6%
General and administrative expenses	81.8	80.9	69.5	82.4	81.4	-0.5%	217.9	233.3	7.1%
Broker-dealer commissions and general and
administrative expenses	76.6	80.0	87.2	92.8	91.8	19.8%	202.5	271.9	34.3%
Taxes, licenses and fees	4.8	4.5	8.9	5.7	6.0	25.0%	14.9	20.6	38.6%
Total commissions and expenses incurred	309.4	332.6	317.7	359.7	368.2	19.0%	833.1	1,045.6	25.5%
Less: commissions and expenses capitalized	(157.6)	(181.8)	(157.6)	(189.3)	(196.1)	-24.4%	(430.3)	(543.0)	-26.2%
Amortization of DAC and VOBA, net of interest	75.6	101.7	96.6	108.0	62.9	-16.8%	214.0	267.5	25.0%

Net Operating and Acquisition Expenses	$227.3	$252.6	$256.7	$278.4	$235.0	3.4%	$616.8	$770.0	24.8%

General and administrative expenses - basis
points on gross account values - Annualized (2)	53	50	41	46	44	(9)	50	44	(6)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,994.4	$1,974.1	$2,050.4	$2,082.0	$2,236.8		$1,328.0	$2,050.4
Cumulative effect of adoption of SOP 05-1	-	-	(27.2)	-	-		-	(27.2)
Deferral	157.6	181.8	157.6	189.3	196.1		430.3	543.0
Amortization net of interest
Unlocking	5.4	8.0	10.8	10.3	11.4		15.2	32.5
Excluding unlocking	(80.9)	(109.8)	(107.4)	(118.3)	(74.3)		(229.2)	(300.0)
Deferrals, net of amortization included in operating and acquisition expenses	82.0	80.0	61.0	81.4	133.2		216.3	275.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(2.4)	(1.1)	(2.2)	1.0	0.2		(9.2)	(1.0)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(103.6)	(2.7)	(14.0)	72.4	(22.8)		(13.6)	35.7
Business acquired	3.8	-	14.0	-	-		452.7	14.0
Balance at end of period	$1,974.1	$2,050.4	$2,082.0	$2,236.8	$2,347.4		$1,974.1	$2,347.4

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$84.8	$94.6	$100.9	$104.6	$111.9		$72.0	$100.9
Cumulative effect of adoption of SOP 05-1	-	-	(2.0)	-	-		-	(2.0)
Deferral	10.0	10.6	9.8	11.8	11.5		29.1	33.1
Amortization net of interest:
Unlocking	3.6	0.5	0.5	0.2	1.4		4.1	2.2
Amortization excluding unlocking	(3.7)	(4.7)	(4.4)	(4.7)	(2.8)		(10.5)	(12.0)
Deferrals, net of amortization included in expense assessments	9.8	6.3	5.9	7.3	10.1		22.7	23.3
Adjustment related to realized gains
on available-for-sale securities	(0.1)	-	-	(0.1)	-		(0.1)	(0.1)
Balance at end of period	$94.6	$100.9	$104.6	$111.9	$122.0		$94.6	$122.0

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$154.6	$173.4	$193.7	$206.2	$224.7		$129.4	$193.7
Cumulative effect of adoption of SOP 05-1	-	-	(2.8)	-	-		-	(2.8)
Deferral	22.2	28.2	23.7	27.3	29.7		57.8	80.6
Amortization net of interest:
Unlocking	2.1	0.9	1.0	0.8	0.9		3.6	2.8
Amortization excluding unlocking	(5.4)	(8.8)	(9.3)	(9.6)	(6.6)		(17.3)	(25.5)
Deferrals, net of amortization included in insurance benefits or interest credited	18.9	20.3	15.4	18.5	24.0		44.1	57.9
Adjustment related to realized gains
on available-for-sale securities	(0.1)	-	(0.1)	(0.0)	(0.0)		(0.1)	(0.2)
Balance at end of period	$173.4	$193.7	$206.2	$224.7	$248.7		$173.4	$248.7

(1) Primarily broker-dealer revenue.
(2) Includes distribution costs.

9/30/2007								PAGE 16
Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$19.533	$18.939	$18.545	$18.139	$17.867	-8.5%	$10.840	$18.545	71.1%

Business acquired	-	-	0.040	-	-	NM	9.343	0.040	-99.6%
Gross deposits	1.062	1.100	0.821	0.982	1.231	15.9%	2.405	3.034	26.2%
Withdrawals & deaths	(1.405)	(1.162)	(0.887)	(0.892)	(0.891)	36.6%	(2.850)	(2.671)	6.3%
Net flows	(0.344)	(0.062)	(0.066)	0.090	0.340	198.8%	(0.445)	0.363	181.6%
Transfer from (to) variable annuities	(0.483)	(0.561)	(0.557)	(0.560)	(0.589)	-21.9%	(1.330)	(1.706)	-28.3%
Interest credited	0.211	0.201	0.153	0.172	0.166	-21.3%	0.473	0.491	3.8%
Sales inducements deferred	0.022	0.028	0.024	0.027	0.030	36.4%	0.058	0.081	39.7%
Fixed Annuities - Gross	18.939	18.545	18.139	17.867	17.813	-5.9%	18.939	17.813	-5.9%
Reinsurance ceded	(2.045)	(1.812)	(1.689)	(1.598)	(1.430)	30.1%	(2.045)	(1.430)	30.1%
Fixed Annuities - Balance at End of Period (1)	$16.894	$16.733	$16.449	$16.270	$16.383	-3.0%	$16.894	$16.383	-3.0%

Variable Annuities - Balance at Beginning of Period	$41.537	$43.977	$48.169	$50.300	$55.171	32.8%	$37.655	$48.169	27.9%

Business acquired	-	-	-	-	-	NM	0.250	-	-100.0%
Gross deposits	1.658	2.061	2.000	2.295	2.247	35.5%	5.191	6.543	26.0%
Withdrawals & deaths	(1.011)	(1.107)	(1.179)	(1.247)	(1.296)	-28.2%	(2.973)	(3.722)	-25.2%
Net flows	0.648	0.954	0.821	1.048	0.951	46.8%	2.218	2.820	27.1%
Transfer from (to) fixed annuities	0.483	0.560	0.556	0.560	0.589	21.9%	1.330	1.706	28.3%
Investment increase & change in market value	1.309	2.678	0.754	3.263	1.582	20.9%	2.524	5.598	121.8%
Variable Annuities - Balance at End of Period (2)	$43.977	$48.169	$50.300	$55.171	$58.293	32.6%	$43.977	$58.293	32.6%

Total Annuities - Balance at Beginning of Period	$61.070	$62.916	$66.714	$68.438	$73.038	19.6%	$48.495	$66.714	37.6%

Business acquired	-	-	0.040	-	-	NM	9.593	0.040	-99.6%
Gross deposits	2.720	3.161	2.821	3.277	3.478	27.9%	7.596	9.576	26.1%
Withdrawals & deaths	(2.416)	(2.269)	(2.067)	(2.139)	(2.187)	9.5%	(5.823)	(6.393)	-9.8%
Net flows	0.304	0.892	0.754	1.138	1.291	NM	1.773	3.183	79.5%
Transfers	-	(0.001)	(0.001)	-	-	NM	-	(0.001)	NM
Interest credited & change in market value	1.520	2.879	0.907	3.435	1.748	15.0%	2.997	6.089	103.2%
Sales inducements deferred	0.022	0.028	0.024	0.027	0.030	36.4%	0.058	0.081	39.7%
Total Annuities - Gross	62.916	66.714	68.438	73.038	76.106	21.0%	62.916	76.106	21.0%
Reinsurance ceded	(2.045)	(1.812)	(1.689)	(1.598)	(1.430)	30.1%	(2.045)	(1.430)	30.1%
Total Annuities (Net of Ceded) - Balance at End of Period	$60.872	$64.902	$66.749	$71.441	$74.676	22.7%	$60.872	$74.676	22.7%

Variable Annuities Under Agreement - Included above	$0.169	$0.170	$0.163	$0.164	$0.161	-4.7%	$0.169	$0.161	-4.7%

Incremental Deposits (3):
Fixed annuities	$1.058	$1.086	$0.815	$0.976	$1.224	15.7%	$2.381	$3.015	26.6%
Variable annuities	1.623	2.036	1.979	2.265	2.217	36.6%	5.123	6.461	26.1%
Total Incremental Deposits	$2.681	$3.122	$2.794	$3.241	$3.441	28.3%	$7.504	$9.476	26.3%

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

9/30/2007								PAGE 17
Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.258	$0.280	$0.126	$0.129	$0.286	10.9%	$0.417	$0.541	29.7%
Withdrawals	(1.148)	(0.943)	(0.674)	(0.677)	(0.651)	43.3%	(2.196)	(2.002)	8.8%
Net flows	$(0.890)	$(0.663)	$(0.548)	$(0.548)	$(0.365)	59.0%	$(1.780)	$(1.461)	17.9%

Gross fixed contract account values	$11.766	$11.221	$10.818	$10.377	$10.115	-14.0%	$11.766	$10.115	-14.0%
Reinsurance ceded	(2.045)	(1.812)	(1.689)	(1.598)	(1.430)	30.1%	(2.045)	(1.430)	30.1%
Net Fixed Contract Account Values	$9.721	$9.409	$9.129	$8.779	$8.684	-10.7%	$9.721	$8.684	-10.7%

Indexed Annuities
Deposits	$0.244	$0.245	$0.160	$0.191	$0.199	-18.4%	$0.472	$0.550	16.5%
Withdrawals	(0.068)	(0.061)	(0.063)	(0.061)	(0.059)	13.2%	(0.114)	(0.182)	-59.6%
Net flows	$0.177	$0.184	$0.098	$0.130	$0.140	-20.9%	$0.358	$0.368	2.8%

Indexed Annuity Account Values	$3.454	$3.711	$3.844	$4.033	$4.228	22.4%	$3.454	$4.228	22.4%

Fixed Portion of Variable Contracts
Deposits	$0.559	$0.575	$0.535	$0.662	$0.746	33.5%	$1.516	$1.943	28.2%
Withdrawals	(0.190)	(0.158)	(0.151)	(0.154)	(0.181)	4.7%	(0.539)	(0.487)	9.6%
Net flows	$0.370	$0.417	$0.384	$0.508	$0.564	52.4%	$0.977	$1.455	48.9%

Fixed Portion of Variable Contract Account Values	$3.719	$3.613	$3.476	$3.458	$3.470	-6.7%	$3.719	$3.470	-6.7%

Variable Annuities - including fixed portion of variable contracts
Deposits	$2.218	$2.635	$2.535	$2.957	$2.993	34.9%	$6.707	$8.485	26.5%
Withdrawals	(1.200)	(1.265)	(1.330)	(1.401)	(1.477)	-23.1%	(3.512)	(4.208)	-19.8%
Net Flows	$1.017	$1.371	$1.205	$1.556	$1.516	49.1%	$3.195	$4.278	33.9%

Variable Contract Account Values	$47.697	$51.782	$53.776	$58.629	$61.764	29.5%	$47.697	$61.764	29.5%

Average Daily Variable Annuity Account Values	$42.342	$46.514	$49.284	$53.465	$55.827	31.8%	$40.968	$52.922	29.2%

Individual Annuity Product Spread Information						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (1) (2) (3) (7)	5.90%	5.91%	5.86%	5.86%	5.76%	(14)	5.78%	5.83%	5
Interest credited to policyholders (4) (5) (6) (7)	4.00%	3.66%	3.73%	3.50%	4.07%	7	3.93%	3.76%	(17)
Spread (1) (2) (3) (4) (6) (7)	1.90%	2.25%	2.13%	2.36%	1.69%	(21)	1.85%	2.07%	22

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 3 bps in the 3rd quarter of 2007, 8 bps in the 2nd quarter of 2007, 5 bps in the 1st quarter of 2007, 8 bps in the 4th quarter of 2006 and 6 bps in the 3rd quarter of 2006. The impact was 5 bps in the first nine months of 2007 and 5 bps in the first nine months of 2006.

(3) We exclude the results of our indexed annuity hedge program from our calculation of spreads, the impact of which affects net investment income and interest credited in approximately equal and offsetting amounts.

(4) The third quarter and fourth quarter 2006 spreads have been updated to reflect offsetting corrections of surrender charges included within interest credited. No income statement changes were necessary.

(5) The 2007 spreads reflect a correction (a decrease) to interest credited to policyholders related to a correction to the opening balance sheet of JP that was finalized in the first quarter of 2007. The impact of this correction was 9 bps in the first quarter of 2007 and 3 bps in the first nine months of 2007.

(6) Interest credited and our spreads include the impact of changes in the fair value of the SFAS 133 forward starting option liability related to our indexed annuity products. The impact of these changes in fair value on our spreads was (31) bps in the third quarter of 2007, 24 bps in the second quarter of 2007, (10) bps in the first quarter of 2007, 10 bps in the fourth quarter of 2006 and (16) bps in the third quarter of 2006.

(7) In the second quarter of 2007, we updated previously reported historical investment income yields, interest rate credited to policyholders and interest rate spreads to conform to the presentation in the second quarter of 2007. The impact of the changes on spreads ranged from 1 bp - 10 bps per quarter.

9/30/2007								PAGE 18
Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Surrender charges	$1.7	$1.5	$2.0	$2.2	$1.8	5.9%	$6.1	$6.1	-
Expense assessments	54.0	58.4	59.8	63.0	63.5	17.6%	164.3	186.2	13.3%
Net investment income	184.6	180.6	180.3	182.3	172.9	-6.3%	557.8	535.5	-4.0%
Other revenue and fees	4.9	4.5	4.7	4.6	5.2	6.1%	15.1	14.4	-4.6%
Total Operating Revenue	245.1	245.0	246.8	252.1	243.4	-0.7%	743.2	742.2	-0.1%

Operating Expenses
Interest credited to contractholder funds	103.1	104.4	104.3	104.6	104.6	1.5%	306.2	313.5	2.4%
Operating and acquisition expenses	74.5	80.2	71.6	80.6	84.7	13.7%	217.3	237.0	9.1%
Total Operating Expenses	177.6	184.6	176.0	185.3	189.3	6.6%	523.5	550.5	5.2%

Income from operations before Federal income taxes	67.5	60.4	70.8	66.8	54.1	-19.9%	219.7	191.7	-12.7%

Federal income taxes	15.0	15.8	21.1	19.5	12.9	-14.0%	60.4	53.5	-11.4%

Income from Operations	$52.5	$44.6	$49.7	$47.3	$41.2	-21.5%	$159.3	$138.2	-13.2%

Effective tax rate	22.3%	26.2%	29.8%	29.2%	23.8%		27.5%	27.9%

Average equity	$945.7	$954.9	$938.5	$906.6	$901.4		$979.1	$915.5
Return on average equity	22.2%	18.7%	21.2%	20.9%	18.3%		21.7%	20.1%

Income from Operations - basis points on
average account values	66	54	58	53	46		67	52

Operating and Acquisition Expenses
Commissions	$23.4	$20.8	$19.3	$21.3	$19.9	-15.0%	$71.8	$60.5	-15.7%
General and administrative expenses	56.4	56.5	49.9	54.9	59.8	6.0%	153.3	164.5	7.3%
Taxes, licenses and fees	1.3	1.9	5.1	4.4	2.2	NM	7.1	11.7	64.8%
Total commissions and expenses incurred	81.1	79.2	74.2	80.6	81.9	1.0%	232.2	236.7	1.9%
Less: commissions and expenses capitalized	(21.5)	(18.5)	(22.2)	(22.5)	(23.7)	-10.2%	(69.6)	(68.4)	1.7%
Amortization of DAC and VOBA, net of interest	14.9	19.4	19.6	22.5	26.5	77.9%	54.7	68.6	25.4%

Net Operating and Acquisition Expenses	$74.5	$80.2	$71.6	$80.6	$84.7	13.7%	$217.3	$237.0	9.1%
	-	-	-	-	-		-	-
General and administrative expenses - basis
points on account values - Annualized (1)	71	68	59	62	67	(5)	65	62	(3)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$564.0	$503.8	$497.6	$489.4	$541.9		$454.9	$497.6
Cumulative effect of adoption of SOP 05-1	-	-	(1.4)	-	-		-	(1.4)
Deferral	21.5	18.5	22.2	22.5	23.7		69.6	68.4
Amortization net of interest:
Unlocking	(0.0)	0.8	(0.5)	(2.0)	(5.0)		(2.1)	(7.5)
Amortization excluding unlocking	(14.9)	(20.1)	(19.0)	(20.5)	(21.5)		(52.7)	(61.0)
Deferrals, net of amortization included in operating and acquisition expenses	6.6	(0.9)	2.6	(0.0)	(2.8)		14.8	(0.2)
Adjustment related to realized gains
on available-for-sale securities	(2.0)	(0.2)	(2.1)	(0.8)	(0.6)		(12.6)	(3.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(64.8)	(5.1)	(7.2)	53.3	(6.8)		46.7	39.4
Balance at end of period	$503.8	$497.6	$489.4	$541.9	$531.8		$503.8	$531.8

(1) Includes distribution costs.

9/30/2007								PAGE 19
Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Fixed Annuities - Balance at Beginning of Period	$11.050	$11.061	$11.006	$10.993	$10.940	-1.0%	$11.009	$11.006	-
Gross deposits (1)	0.268	0.183	0.299	0.233	0.305	13.8%	0.763	0.837	9.7%
Withdrawals & deaths	(0.426)	(0.340)	(0.399)	(0.376)	(0.450)	-5.6%	(1.100)	(1.224)	-11.4%
Net flows	(0.159)	(0.157)	(0.101)	(0.143)	(0.144)	9.4%	(0.337)	(0.388)	-15.1%
Transfer from (to) variable annuities	0.049	(0.011)	(0.017)	(0.012)	(0.011)	NM	0.093	(0.040)	NM
Interest credited	0.121	0.112	0.104	0.102	0.106	-12.4%	0.296	0.312	5.3%
Fixed Annuities - Balance at End of Period (2)	$11.061	$11.006	$10.993	$10.940	$10.891	-1.5%	$11.061	$10.891	-1.5%

Variable Annuities - Balance at Beginning of Period	$16.144	$16.530	$17.475	$17.676	$18.480	14.5%	$15.692	$17.475	11.4%
Gross deposits (1)	0.583	0.559	0.655	0.577	0.564	-3.3%	1.966	1.795	-8.7%
Withdrawals & deaths	(0.565)	(0.669)	(0.813)	(0.747)	(0.810)	-43.4%	(1.888)	(2.370)	-25.5%
Net flows	0.018	(0.110)	(0.158)	(0.170)	(0.247)	NM	0.079	(0.575)	NM
Transfer from (to) fixed annuities	(0.046)	0.008	0.004	0.007	(0.028)	39.1%	(0.093)	(0.017)	81.4%
Investment increase & change in market value	0.414	1.047	0.354	0.968	0.375	-9.4%	0.852	1.697	99.3%
Variable Annuities - Balance at End of Period (3)	$16.530	$17.475	$17.676	$18.480	$18.581	12.4%	$16.530	$18.581	12.4%

Total Annuities - Balance at Beginning of Period	$27.194	$27.591	$28.482	$28.669	$29.421	8.2%	$26.701	$28.482	6.7%
Gross Deposits (1)	0.851	0.742	0.953	0.809	0.869	2.1%	2.729	2.632	-3.6%
Withdrawals & deaths	(0.992)	(1.009)	(1.212)	(1.122)	(1.260)	-27.0%	(2.987)	(3.594)	-20.3%
Net flows	(0.141)	(0.267)	(0.259)	(0.313)	(0.391)	NM	(0.258)	(0.962)	NM
Transfers	0.003	(0.002)	(0.012)	(0.005)	(0.039)	NM	0.001	(0.057)	NM
Interest credited & change in market value	0.535	1.160	0.458	1.070	0.481	-10.1%	1.147	2.009	75.1%
Total Annuities - Balance at End of Period	$27.591	$28.482	$28.669	$29.421	$29.471	6.8%	$27.591	$29.471	6.8%

Alliance Mutual Funds - Balance at Beginning of Period	$4.330	$4.636	$5.175	$5.807	$6.543	51.1%	$3.772	$5.175	37.2%
Plan/Participant Rollovers	0.057	0.168	0.279	0.217	0.411	NM	0.203	0.907	NM
Additional contributions	0.178	0.189	0.254	0.247	0.245	37.6%	0.554	0.746	34.7%
Gross deposits	0.235	0.357	0.533	0.464	0.656	179.1%	0.757	1.653	118.5%
Withdrawals & deaths	(0.057)	(0.079)	(0.054)	(0.077)	(0.132)	NM	(0.167)	(0.263)	-57.2%
Net flows	0.178	0.277	0.480	0.387	0.524	194.4%	0.589	1.390	135.9%
Transfers	(0.015)	0.003	0.005	0.040	(0.013)	13.3%	(0.009)	0.032	NM
Interest credited & change in market value	0.143	0.259	0.147	0.310	0.111	-22.4%	0.284	0.568	99.9%
Total Alliance Mutual Funds - Balance at End of Period (4)	$4.636	$5.175	$5.807	$6.543	$7.165	54.6%	$4.636	$7.165	54.5%

Total Defined Contribution Segment Account Values-
including Alliance Mutual Funds
Balance at Beginning of Period	$31.524	$32.227	$33.656	$34.475	$35.964	14.1%	$30.473	$33.656	10.4%
Gross deposits (1)	1.086	1.099	1.487	1.273	1.525	40.4%	3.486	4.285	22.9%
Withdrawals & deaths	(1.049)	(1.089)	(1.266)	(1.199)	(1.392)	-32.7%	(3.155)	(3.857)	-22.3%
Net flows	0.037	0.010	0.221	0.074	0.133	259.5%	0.331	0.428	29.1%
Transfers	(0.012)	0.000	(0.007)	0.035	(0.052)	NM	(0.009)	(0.025)	NM
Interest credited & change in market value	0.677	1.419	0.606	1.379	0.592	-12.6%	1.431	2.576	80.0%
Total Defined Contribution Segment Account Values-
Balance at End of Period	$32.227	$33.656	$34.475	$35.964	$36.636	13.7%	$32.227	$36.636	13.7%

Variable Annuities Under Agreement - Included above	0.017	0.017	0.016	0.017	0.018	5.9%	0.017	0.018	5.9%

Incremental Deposits (5) :
Fixed Annuities	$0.253	$0.173	$0.282	$0.224	$0.220	-13.0%	$0.733	$0.725	-1.0%
Variable Annuities	0.576	0.551	0.581	0.631	0.556	-3.5%	1.939	1.767	-8.9%
Total Annuities Incremental Deposits	0.829	0.724	0.862	0.855	0.776	-6.4%	2.672	2.492	-6.7%
Total Alliance Mutual Funds Incremental Deposits	0.235	0.357	0.533	0.464	0.656	179.1%	0.757	1.653	118.3%
Total Defined Contribution Incremental Deposits	$1.064	$1.080	$1.396	$1.318	$1.431	34.5%	$3.429	$4.145	20.9%

(1) Gross deposits for the nine months ended September 30, 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.
(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

9/30/2007								PAGE 20
Employer Markets - Defined Contribution
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.157	$0.093	$0.198	$0.146	$0.221	40.8%	$0.413	$0.565	36.8%
Withdrawals	(0.162)	(0.118)	(0.166)	(0.140)	(0.215)	-32.7%	(0.383)	(0.521)	-36.0%
Net Flows	$(0.005)	$(0.024)	$0.032	$0.006	$0.006	220.0%	$0.030	$0.045	50.0%

Fixed Contract Account Values	$4.758	$4.797	$4.870	$4.917	$4.943	3.9%	$4.758	$4.943	3.9%

Fixed Portion of Variable Contracts
Deposits	$0.111	$0.090	$0.100	$0.087	$0.084	-24.3%	$0.350	$0.272	-22.3%
Withdrawals	(0.265)	(0.222)	(0.233)	(0.236)	(0.235)	11.3%	(0.716)	(0.704)	1.7%
Net Flows	$(0.154)	$(0.132)	$(0.133)	$(0.149)	$(0.150)	2.6%	$(0.366)	$(0.432)	-18.0%

Fixed Portion of Variable Contract Account Values	$6.303	$6.210	$6.123	$6.023	$5.948	-5.6%	$6.303	$5.948	-5.6%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.694	$0.649	$0.755	$0.664	$0.648	-6.6%	$2.316	$2.067	-10.8%
Withdrawals	(0.830)	(0.891)	(1.046)	(0.982)	(1.045)	-25.9%	(2.604)	(3.074)	-18.0%
Net Flows	$(0.136)	$(0.242)	$(0.291)	$(0.319)	$(0.397)	NM	$(0.288)	$(1.007)	NM

Variable Contract Account Values	$22.833	$23.685	$23.799	$24.504	$24.528	7.4%	$22.833	$24.528	7.4%

Average Daily Variable Annuity Account Values	$16.116	$17.164	$17.582	$18.377	$18.162	12.7%	$16.187	$18.043	11.5%

Total Annuity based Retirement Plan Product Spread Information (2)						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (3) (4)	6.41%	6.23%	6.20%	6.13%	6.00%	(41)	6.38%	6.12%	(26)
Interest credited to policyholders	3.73%	3.79%	3.81%	3.82%	3.84%	11	3.71%	3.82%	11
Spread (3) (4)	2.68%	2.44%	2.39%	2.31%	2.16%	(52)	2.67%	2.30%	(37)

(1) Gross deposits for the nine months ended September 30, 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 7 bps in the 3rd quarter of 2007, 9 bps in the 2nd quarter of 2007, 3 bps in the 1st quarter of 2007, 4 bps in the 4th quarter of 2006 and 23 bps in the 3rd quarter of 2006.

(4) The net investment income and spread reported above include earnings from alternative investments, such as limited partnerships and hedge funds. The impact on investment income yields from these investments was (11) bps in the 3rd quarter of 2007, 11 bps in the 2nd quarter of 2007, 7 bps in the 1st quarter of 2007, 9 bps in the 4th quarter of 2006 and 5 bps in the 3rd quarter of 2006. The impact was 2 bps in the first nine months of 2007 and 7 bps in the first nine months of 2006.

(5) In the third quarter of 2007, we updated the previously reported investment income yields, interest rate credited to policyholders and interest rate spreads for the quarter and nine months ended September 30, 2006, in order to conform to the current period presentation. The impact of the changes on spreads was 5 bps and 4 bps for the quarter and nine months ended September 30, 2006, respectively.

9/30/2007								PAGE 21
Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$0.3	$3.3	$0.6	$0.1	$0.6	100.0%	$1.4	$1.3	-7.1%
Surrender charges	0.0	0.0	(0.0)	0.0	0.0	NM	0.0	0.0	NM
Mortality assessments	7.2	8.5	8.9	8.2	8.4	16.7%	18.5	25.5	37.8%
Expense assessments	4.5	5.5	6.2	5.9	5.3	17.8%	12.6	17.4	38.1%
Net investment income	91.0	90.5	94.8	99.3	98.1	7.8%	226.1	292.2	29.2%
Other revenue and fees	1.3	1.3	1.2	1.3	1.2	-7.7%	4.0	3.7	-7.5%
Total Operating Revenue	104.3	109.1	111.7	114.9	113.5	8.8%	262.7	340.1	29.5%

Operating Expenses
Insurance benefits	35.6	39.7	33.1	33.3	35.9	0.8%	98.8	102.3	3.5%
Interest credited to contractholder funds	39.9	42.0	44.8	50.3	50.9	27.6%	89.4	146.0	63.3%
Operating and acquisition expenses	11.7	9.1	12.7	11.4	11.6	-0.9%	23.4	35.8	53.0%
Total Operating Expenses	87.2	90.8	90.7	95.0	98.4	12.8%	211.5	284.1	34.3%

Income from operations before Federal income taxes	17.1	18.3	21.1	19.9	15.1	-11.7%	51.1	56.1	9.8%

Federal income taxes	4.3	5.6	6.6	6.0	4.1	-4.7%	14.6	16.8	15.1%

Income from Operations	$12.8	$12.7	$14.4	$13.9	$11.0	-14.1%	$36.5	$39.3	7.7%

Effective tax rate	25.2%	30.7%	31.5%	30.3%	27.1%		28.5%	29.9%

Average equity	$519.8	$528.2	$539.3	$527.2	$536.5		$459.7	$534.3
Return on average equity	9.8%	9.6%	10.7%	10.5%	8.2%		10.6%	9.8%

Operating and Acquisition Expenses
Commissions	$7.1	$11.2	$6.5	$6.8	$6.5	-8.5%	$20.3	$19.8	-2.5%
General and administrative expenses	6.2	4.8	4.0	4.2	5.8	-6.5%	12.6	14.0	11.1%
Taxes, licenses and fees	1.4	1.3	1.5	1.3	1.2	-14.3%	3.7	3.9	5.4%
Total commissions and expenses incurred	14.6	17.3	11.9	12.3	13.4	-8.2%	36.7	37.7	2.7%
Less: commissions and expenses capitalized	(6.7)	(10.9)	(6.9)	(6.7)	(6.6)	1.5%	(20.4)	(20.2)	1.0%
Amortization of DAC and VOBA, net of interest	3.8	2.8	7.7	5.8	4.8	26.3%	7.0	18.3	161.4%

Net Operating and Acquisition Expenses	$11.7	$9.1	$12.7	$11.4	$11.6	-0.9%	$23.3	$35.8	53.6%

General and administrative expenses - basis
points on account values - Annualized (1)	36	27	23	24	33	(3)	28	26	(2)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$274.1	$258.0	$265.3	$260.5	$276.2		$113.6	$265.3
Deferral	6.7	10.9	6.9	6.7	6.6		20.4	20.2
Amortization net of interest:
Unlocking	(0.2)	(0.3)	(2.7)	(2.3)	(1.5)		0.6	(6.4)
Amortization excluding unlocking	(3.6)	(2.5)	(5.1)	(3.4)	(3.4)		(7.6)	(11.9)
Deferrals, net of amortization included in operating and acquisition expenses	2.9	8.2	(0.8)	0.9	1.8		13.4	1.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(0.7)	(0.8)	(0.5)	(0.1)	0.1		(0.7)	(0.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(18.3)	(0.1)	(3.4)	14.9	(4.8)		(10.8)	6.6
Business acquired	-	-	-	-	-		142.5	-
Balance at end of period	$258.0	$265.3	$260.5	$276.2	$273.2		$258.0	$273.2

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$19.7	$20.3	$21.7	$22.0	$21.9		$17.9	$21.7
Deferral	0.9	1.5	1.1	0.9	0.7		2.9	2.7
Amortization net of interest:
Unlocking	(0.0)	0.1	(0.3)	(0.6)	0.1		0.2	(0.8)
Amortization excluding unlocking	(0.3)	(0.2)	(0.4)	(0.3)	(0.3)		(0.7)	(1.1)
Deferrals, net of amortization included in expense assessments	0.6	1.4	0.3	(0.1)	0.5		2.4	0.7
Balance at end of period	$20.3	$21.7	$22.0	$21.9	$22.4		$20.3	$22.4

(1) Includes distribution costs.

9/30/2007								PAGE 22
Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
COLI/BOLI- Balance Beginning-of-Period	$4.228	$4.252	$4.305	$4.264	$4.353	3.0%	$1.318	$4.305	226.6%
Business acquired	-	-	-	-	-	NM	2.795	-	-100.0%
Deposits	0.058	0.085	0.065	0.079	0.052	-10.3%	0.182	0.196	7.7%
Withdrawals & deaths	(0.069)	(0.092)	(0.140)	(0.053)	(0.057)	17.4%	(0.118)	(0.250)	NM
Net flows	(0.011)	(0.007)	(0.075)	0.026	(0.005)	54.5%	0.064	(0.054)	NM
Policyholder assessments	(0.016)	(0.019)	(0.018)	(0.017)	(0.017)	-6.3%	(0.041)	(0.051)	-24.4%
Interest credited and change in market value	0.051	0.079	0.052	0.080	0.060	17.6%	0.117	0.192	64.1%
COLI/BOLI-Balance End-of-Period	$4.252	$4.305	$4.264	$4.353	$4.391	3.3%	$4.252	$4.391	3.3%

COLI/BOLI In-Force	$15.342	$15.645	$14.747	$14.809	$14.900	-2.9%	$15.342	$14.900	-2.9%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.711	$2.720	$2.734	$2.729	$2.720	0.3%	$2.711	$2.720	0.3%

9/30/2007								PAGE 23
Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$304.1	$315.9	$331.3	$361.3	$336.8	10.8%	$633.1	$1,029.5	62.6%
Net investment income	27.1	28.0	27.9	28.5	29.5	8.9%	52.2	85.8	64.4%
Other revenue and fees	0.9	0.8	1.1	1.2	1.3	44.4%	1.7	3.6	111.8%
Total Operating Revenue	332.1	344.8	360.4	391.0	367.5	10.7%	687.0	1,119.0	62.9%

Operating Expenses
Insurance benefits	213.3	224.0	246.6	265.7	235.0	10.2%	439.3	747.3	70.1%
Operating and acquisition expenses	74.6	69.6	78.3	80.7	81.4	9.1%	146.6	240.3	63.9%
Total Operating Expenses	287.9	293.6	324.9	346.3	316.4	9.9%	585.9	987.6	68.6%

Income from operations before Federal income taxes	44.2	51.2	35.5	44.7	51.2	15.8%	101.2	131.4	29.8%

Federal income taxes	15.5	17.9	12.4	15.7	17.9	15.5%	35.4	46.1	30.2%

Income from Operations	$28.8	$33.2	$23.1	$29.0	$33.2	15.3%	$65.8	$85.3	29.6%

Effective tax rate	35.0%	35.0%	35.0%	35.1%	35.1%		35.0%	35.1%

Average equity	$896.8	$913.4	$915.1	$917.5	$936.2		$878.9	$922.9
Return on average equity	12.8%	14.6%	10.1%	12.6%	14.2%		15.0%	12.3%

Operating and Acquisition Expenses
Commissions	$36.0	$36.8	$39.4	$41.4	$40.3	11.9%	$73.3	$121.2	65.3%
General and administrative expenses	35.5	37.5	32.7	37.5	37.9	6.8%	67.4	108.1	60.4%
Taxes, licenses and fees	7.8	6.9	9.7	9.5	8.1	3.8%	15.8	27.3	72.8%
Total commissions and expenses incurred	79.3	81.2	81.8	88.4	86.3	8.8%	156.4	256.6	64.1%
Less commissions and expenses capitalized	(11.3)	(14.8)	(11.2)	(13.5)	(13.0)	-15.0%	(22.5)	(37.7)	-67.6%
Amortization of DAC and VOBA, net of interest	6.6	3.2	7.6	5.8	8.1	22.7%	12.6	21.4	69.8%

Net Operating and Acquisition Expenses	$74.6	$69.6	$78.3	$80.7	$81.4	9.1%	$146.6	$240.3	63.9%

General and administrative expenses as a
percentage of premiums	11.7%	11.9%	9.9%	10.4%	11.2%	NM	10.6%	10.5%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$121.4	$126.1	$137.6	$103.7	$111.4		$-	$137.6
Cumulative effect of adoption of SOP 05-1	-	-	(37.5)	-	-		-	(37.5)
Deferral	11.3	14.8	11.2	13.5	13.0		22.5	37.7
Amortization net of interest	(6.6)	(3.2)	(7.6)	(5.8)	(8.1)		(12.6)	(21.4)
Deferrals, net of amortization included in operating and acquisition expenses	4.7	11.5	3.5	7.8	5.0		9.9	16.3
Business acquired	-	-	-	-	-		116.2	-
Balance at end of period	$126.1	$137.6	$103.7	$111.4	$116.4		$126.1	$116.4

9/30/2007							PAGE 24
Employer Markets - Group Protection
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Annualized Sales
Life	$19.4	$43.1	$22.7	$23.6	$22.0	13.4%	$34.7	$68.3	96.8%
Disability	24.7	56.9	28.6	28.9	30.5	23.5%	47.6	87.9	84.7%
Dental	6.1	13.1	9.4	9.5	8.3	36.1%	13.2	27.2	106.1%

Premiums:
Life	$109.9	$112.5	$118.6	$125.0	$123.4	12.3%	$221.5	$367.0	65.7%
Disability	134.8	138.5	144.8	150.4	151.1	12.1%	268.8	446.2	66.0%
Dental	31.7	31.8	32.9	33.5	34.1	7.6%	63.1	100.5	59.3%
Other	27.8	33.2	35.0	52.5	28.3	1.8%	79.7	115.7	45.2%

Total	$304.1	$315.9	$331.3	$361.3	$336.8	10.8%	$633.0	$1,029.5	62.6%

Product Line Results:
Life	$9.8	$13.6	$8.6	$10.0	$11.0	12.2%	$23.3	$29.7	27.5%
Disability	16.1	15.5	13.3	18.1	18.8	16.8%	37.2	50.2	34.9%
Dental	2.2	3.0	0.2	(0.1)	1.3	-40.9%	3.6	1.4	-61.1%
Other	0.7	1.1	0.9	1.0	2.2	214.3%	1.7	4.1	141.2%

Total	$28.8	$33.2	$23.1	$29.0	$33.2	15.3%	$65.8	$85.3	29.6%

Loss Ratios:
Life	72.3%	69.0%	75.0%	73.9%	71.2%	-1.6%	70.1%	73.3%	4.7%
Disability	64.5%	69.3%	69.5%	66.4%	65.0%	0.9%	61.9%	66.9%	8.0%
Dental	71.7%	68.7%	79.2%	79.3%	74.9%	4.5%	73.9%	77.8%	5.2%

Combined loss ratios	68.4%	69.1%	72.7%	70.8%	68.6%	0.2%	66.6%	70.7%	6.2%

9/30/2007								PAGE 25
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Investment advisory fees - External (3)	$82.4	$86.5	$89.2	$90.8	$91.5	11.0%	$241.4	$271.5	12.5%
Investment advisory fees - Insurance-related (3)	23.7	24.7	25.7	21.5	20.1	-15.2%	72.3	67.3	-6.9%
Other revenue and fees	34.3	37.7	35.3	38.7	38.5	12.2%	101.0	112.5	11.4%
Operating Revenue	140.4	148.9	150.2	151.0	150.1	6.9%	414.6	451.2	8.8%

Operating Expenses
Operating and administrative expenses	120.3	126.2	124.6	133.1	116.0	-3.6%	352.7	373.7	6.0%
Total Operating Expenses	120.3	126.2	124.6	133.1	116.0	-3.6%	352.7	373.7	6.0%

Income from operations before Federal income taxes	20.1	22.7	25.6	17.9	34.1	69.7%	61.9	77.5	25.2%

Federal income taxes	6.7	8.3	9.3	6.6	12.3	83.6%	21.2	28.2	33.0%

Income from Operations	$13.4	$14.4	$16.2	$11.3	$21.8	62.7%	$40.8	$49.3	20.8%

Effective tax rate	33.1%	36.5%	36.4%	36.8%	36.1%		34.2%	36.4%

Pre-tax Operating Margin (1)	14.3%	15.2%	17.0%	11.8%	22.7%		14.9%	17.2%
After-tax Operating Margin (2)	9.6%	9.7%	10.8%	7.5%	14.5%		9.8%	10.9%

Operating and Acquisition Expenses
General and administrative expenses	$104.2	$109.1	$106.5	$116.7	$100.5	-3.6%	$299.7	$323.7	8.0%
Depreciation and amortization	2.2	2.4	2.6	2.5	2.5	13.6%	6.8	7.6	11.8%
Sub-advisory fees	9.8	9.8	10.0	8.4	7.7	-21.4%	31.4	26.1	-16.9%
Total general and administrative expenses	116.2	121.3	119.1	127.7	110.7	-4.7%	337.9	357.5	5.8%
Taxes, licenses and fees	2.7	3.5	4.1	4.0	3.9	44.4%	9.9	12.0	21.2%
Amortization of intangibles	1.4	1.4	1.4	1.4	1.4		5.0	4.2	-16.0%
Total expenses incurred	$120.3	$126.2	$124.6	$133.1	$116.0	-3.6%	$352.7	$373.7	6.0%

(1) Pre-tax operating margin is calculated as Income (Loss) from Operations before Federal income taxes divided by Operating Revenue.
(2) After-tax operating margin is calculated as Income (Loss) from Operations divided by Operating Revenue.
(3) Investment advisory fees have been restated for 1Q07 and 2Q07 to reflect a reclassification from External to Insurance-related. This change amounted to $0.7 million in 1Q07 and $1.7 million in 2Q07.

9/30/2007								PAGE 26
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Retail Fixed - Balance-Beginning-of-Period	$10.007	$10.522	$10.993	$11.644	$12.303	22.9%	$9.625	$10.993	14.2%
Sales (1)	0.981	1.091	1.365	1.494	1.467	49.5%	2.965	4.326	45.9%
Redemptions (2)	(0.810)	(0.802)	(0.910)	(1.062)	(1.060)	-30.9%	(2.440)	(3.031)	-24.2%
Transfers	0.012	0.028	0.014	(0.005)	0.027	125.0%	(0.014)	0.036	NM
Net Flows	0.183	0.318	0.470	0.428	0.434	137.2%	0.512	1.332	160.2%
Net investment gains and change in market value	0.332	0.211	0.181	0.119	0.278	-16.3%	0.384	0.578	50.5%
Transfer of assets to third-party (2)	-	(0.057)	-	(0.055)	-	NM	-	(0.055)	NM
Transfer of assets to an intercompany manager (3)	-	-	-	0.166	-	NM	-	0.166	NM
Balance at End-of-Period	$10.522	$10.993	$11.644	$12.303	$13.014	23.7%	$10.522	$13.014	23.7%

Retail Equity - Balance-Beginning-of-Period	$36.035	$36.954	$39.627	$40.250	$38.586	7.1%	$32.732	$39.627	21.1%
Sales (1)	1.516	2.101	2.238	1.778	1.344	-11.3%	6.834	5.361	-21.6%
Redemptions (2)	(1.984)	(2.338)	(2.455)	(2.487)	(2.084)	-5.0%	(5.958)	(7.026)	-17.9%
Transfers	(0.016)	(0.030)	(0.020)	0.004	(0.029)	-81.3%	(0.061)	(0.044)	27.9%
Net Flows	(0.483)	(0.267)	(0.237)	(0.704)	(0.768)	-59.0%	0.815	(1.710)	NM
Net investment gains and change in market value	1.402	3.074	0.861	2.190	0.348	-75.2%	3.408	3.398	-0.3%
Transfer of assets to third-party (2)	-	(0.133)	-	(0.099)	-	NM	-	(0.099)	NM
Transfer of assets to an intercompany manager (3)	-	-	-	(3.051)	-	NM	-	(3.051)	NM
Balance at End-of-Period	$36.954	$39.627	$40.250	$38.586	$38.166	3.3%	$36.954	$38.166	3.3%

Total Retail - Balance-Beginning-of-Period	$46.042	$47.476	$50.620	$51.895	$50.889	10.5%	$42.357	$50.620	19.5%
Retail sales-Annuities	0.960	0.932	1.300	0.902	0.891	-7.2%	2.715	3.093	13.9%
Retail sales-Mutual Funds	1.151	1.768	1.753	1.896	1.543	34.1%	3.849	5.192	34.9%
Retail sales-Managed Accounts & Other	0.386	0.493	0.550	0.474	0.377	-2.3%	3.235	1.402	-56.7%
Total Retail Sales (1)	2.497	3.192	3.603	3.272	2.811	12.6%	9.799	9.687	-1.1%
Redemptions (2)	(2.794)	(3.140)	(3.365)	(3.548)	(3.144)	-12.5%	(8.398)	(10.057)	-19.8%
Transfers	(0.003)	(0.002)	(0.005)	(0.001)	(0.001)	66.7%	(0.074)	(0.008)	89.2%
Net Flows	(0.300)	0.050	0.233	(0.277)	(0.334)	-11.3%	1.327	(0.378)	NM
Net investment gains and change in market value	1.733	3.285	1.041	2.309	0.626	-63.9%	3.792	3.976	4.9%
Transfer of assets to third-party (2)	-	(0.190)	-	(0.153)	-	NM	-	(0.153)	NM
Transfer of assets to an intercompany manager (3)	-	-	-	(2.885)	-	NM	-	(2.885)	NM
Balance at End-of-Period	$47.476	$50.620	$51.895	$50.889	$51.180	7.8%	$47.476	$51.180	7.8%

Institutional Fixed - Balance-Beginning-of-Period	$18.154	$19.387	$22.841	$23.469	$23.565	29.8%	$14.699	$22.841	55.4%
Inflows (1) (5)	1.133	3.644	1.560	1.514	2.233	97.1%	5.847	5.308	-9.2%
Withdrawals/terminations	(0.516)	(0.487)	(0.480)	(1.271)	(1.306)	NM	(1.713)	(3.057)	-78.5%
Transfers	(0.002)	0.001	0.000	(0.000)	(0.001)	NM	0.009	(0.001)	NM
Net Flows	0.615	3.157	1.081	0.243	0.927	50.7%	4.143	2.250	-45.7%
Transfer of assets to an intercompany manager (3)	-	-	(0.780)	-	-	NM	-	(0.780)	NM
Net investment gains and change in market value	0.618	0.297	0.328	(0.147)	0.345	-44.2%	0.545	0.527	-3.3%
Balance at End-of-Period	$19.387	$22.841	$23.469	$23.565	$24.837	28.1%	$19.387	$24.837	28.1%

Institutional Equity - Balance-Beginning-of-Period	$21.729	$22.649	$23.845	$22.782	$23.271	7.1%	$20.576	$23.845	15.9%
Inflows (1) (5)	1.274	1.244	0.870	1.363	0.701	-45.0%	4.367	2.935	-32.8%
Withdrawals/terminations	(0.844)	(1.734)	(2.273)	(1.753)	(1.202)	-42.4%	(3.179)	(5.228)	-64.5%
Transfers	0.001	(0.001)	0.000	(0.000)	(0.001)	NM	(0.007)	(0.000)	100.0%
Net Flows	0.431	(0.490)	(1.402)	(0.391)	(0.501)	NM	1.182	(2.294)	NM
Transfer of assets to an intercompany manager (3)	-	-	-	(0.363)	-	NM	-	(0.363)	NM
Net investment gains and change in market value	0.489	1.687	0.339	1.242	0.929	90.0%	0.890	2.510	182.0%
Balance at End-of-Period	$22.649	$23.845	$22.782	$23.271	$23.699	4.6%	$22.649	$23.699	4.6%

Total Institutional - Balance-Beginning-of-Period	$39.883	$42.035	$46.686	$46.251	$46.836	17.4%	$35.276	$46.686	32.3%
Inflows (1)	2.406	4.888	2.431	2.877	2.934	21.9%	10.214	8.242	-19.3%
Withdrawals/terminations	(1.360)	(2.221)	(2.753)	(3.025)	(2.508)	-84.4%	(4.892)	(8.285)	-69.4%
Transfers	(0.000)	(0.000)	0.001	(0.001)	(0.001)	NM	0.002	(0.001)	NM
Net Flows	1.046	2.666	(0.321)	(0.148)	0.425	-59.4%	5.324	(0.044)	NM
Transfer of assets to an intercompany manager (3)	-	-	(0.780)	(0.363)	-	NM	-	(1.143)	NM
Net investment gains and change in market value	1.107	1.984	0.667	1.096	1.274	15.1%	1.435	3.037	111.6%
Balance at End-of-Period	$42.035	$46.686	$46.251	$46.836	$48.536	15.5%	$42.035	$48.536	15.5%

Total Retail and Institutional - At End-of-Period	$89.511	$97.307	$98.146	$97.725	$99.716	11.4%	$89.511	$99.716	11.4%

General Account Assets-End-of-Period (4)	$67.410	$67.437	$67.658	$66.423	$67.324	-0.1%	$67.410	$67.324	-0.1%

Total Assets Under Management
At End-of-Period	$156.921	$164.743	$165.803	$164.148	$167.040	6.4%	$156.921	$167.040	6.4%

Total Retail and Institutional - Net Flows (2)	$0.745	$2.717	$(0.088)	$(0.425)	$0.091	-87.8%	$6.651	$(0.422)	NM

Subadvised Assets, included in Assets
Under Management above
Retail	$16.421	$18.023	$18.466	$16.329	$16.380	-0.2%	$16.421	$16.380	-0.2%
Institutional	4.560	4.648	4.645	4.594	4.734	3.8%	4.560	4.734	3.8%
Total Subadvised Assets	$20.982	$22.671	$23.111	$20.922	$21.114	0.6%	$20.982	$21.114	0.6%

(1) Sales and in-flows include dividend reinvestments.
(2) Reflects assets transferred to a third-party manager (Upromise) as a result of Delaware's decision to exit the 529 Plan business. In 4Q06, a reclassification of $190m was made from Redemptions to Transfer of assets to third-party; subsequent 529 Plan assets which transferred in 2Q07 are reflected in Transfer of assets to third-party.

(3) Reflects assets that were transferred to an intercompany manager; this transfer does not impact Lincoln's consolidated assets under management.
(4) Balances for 4Q06 and 1Q07 have been restated to reflect adjustments made to Jefferson Pilot separate accounts. The impact of these changes was $370 million and $366 million, respectively.
(5) Inflows for 2Q07 have been restated to reflect the reclassification of $43 million between Institutional Fixed and Institutional Equity. This reclassification does not impact total net flows, total inflows or total assets under management.

9/30/2007								PAGE 27
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Revenue
Premiums	$21.1	$21.0	$24.2	$24.3	$25.6	21.3%	$57.6	$74.1	28.6%
Mortality assessments	8.7	9.0	10.0	8.9	9.2	5.7%	25.4	28.1	10.6%
Expense assessments	23.9	36.8	37.1	39.9	33.0	38.1%	86.7	110.1	27.0%
Net investment income	18.6	18.0	19.3	19.4	20.9	12.4%	53.4	59.6	11.6%
Other revenue and fees	-	-	0.1	-	-	NM	0.1	0.1	-
Total Operating Revenue	72.3	84.8	90.7	92.5	88.7	22.7%	223.2	271.9	21.8%

Operating Expenses
Insurance benefits	25.0	30.4	36.0	34.4	30.2	20.8%	77.8	100.6	29.3%
Operating and acquisition expenses	34.5	39.1	38.0	40.2	42.5	23.2%	100.9	120.7	19.6%
Total Operating Expenses	59.5	69.5	74.0	74.6	72.7	22.2%	178.8	221.3	23.8%

Income from operations before Federal income taxes	12.8	15.3	16.7	18.0	15.9	24.2%	44.4	50.6	14.0%

Federal income taxes	4.5	5.4	5.9	6.3	5.6	24.4%	15.5	17.7	14.2%

Income from Operations	$8.3	$9.9	$10.9	$11.7	$10.3	24.1%	$28.9	$32.9	13.8%

Effective tax rate on
Income from Operations	35.2%	35.3%	35.3%	35.0%	35.2%		34.9%	35.0%

Average equity	$406.0	$392.3	$384.8	$382.7	$378.0		$416.9	$381.8
Return on average equity	8.2%	10.1%	11.3%	12.2%	10.9%		9.3%	11.5%

Operating and Acquisition Expenses

Commissions	$1.4	$1.1	$1.0	$1.0	$1.3	-7.1%	$3.4	$3.4
General and administrative expenses	25.1	27.9	26.5	26.7	26.9	7.2%	71.6	80.2	12.0%
Total commissions and expenses incurred	26.4	29.0	27.6	27.7	28.2	6.8%	75.0	83.5	11.3%
Less: commissions and expenses capitalized	(0.6)	(0.7)	(0.6)	(0.6)	(1.5)	NM	(1.2)	(2.6)	NM
Amortization of DAC and VOBA, net of interest	8.7	10.8	11.0	13.0	15.8	81.6%	27.1	39.7	46.5%
									NM
Net Operating and Acquisition Expenses	$34.5	$39.1	$38.0	$40.2	$42.5	23.2%	$100.9	$120.7	19.6%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$781.7	$783.4	$809.0	$802.6	$806.5		$743.4	$809.0
Deferral	0.6	0.7	0.6	0.6	1.5		1.2	2.6
Amortization net of interest:
Unlocking	3.6	-	0.7	(0.1)	(0.9)		5.1	(0.3)
Amortization excluding unlocking	(12.3)	(10.8)	(11.7)	(12.9)	(14.9)		(32.2)	(39.4)
Deferrals, net of amortization included in operating and acquisition expenses	(8.0)	(10.1)	(10.4)	(12.4)	(14.3)		(25.9)	(37.1)
Foreign currency translation adjustment	9.7	35.7	4.1	16.3	15.1		65.8	35.5
Balance at end of period	$783.4	$809.0	$802.6	$806.5	$807.3		$783.4	$807.3

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$381.2	$392.8	$404.5	$400.4	$402.6		$363.1	$404.5
Deferral	0.8	0.6	0.9	0.7	0.8		2.4	2.4
Amortization net of interest:
Unlocking	12.6	-	(1.0)	0.1	(5.3)		13.5	(6.2)
Amortization excluding unlocking	(6.5)	(6.8)	(6.0)	(6.7)	(7.4)		(18.2)	(20.1)
Deferrals, net of amortization included in expense assessments	6.9	(6.2)	(6.1)	(5.9)	(11.9)		(2.3)	(23.9)
Foreign currency translation adjustment	4.7	17.9	2.0	8.1	7.5		32.0	17.7
Balance at end of period	$392.8	$404.5	$400.4	$402.6	$398.2		$392.8	$398.2

9/30/2007								PAGE 28
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Unit Linked Assets
Balance-Beg-of-Period	$7.857	$8.118	$8.757	$8.906	$9.168	16.7%	$7.320	$8.757	19.6%

Deposits	0.105	0.071	0.068	0.100	0.079	-24.8%	0.247	0.247
Withdrawals (including charges) and Deaths	(0.218)	(0.232)	(0.240)	(0.251)	(0.251)	-15.1%	(0.606)	(0.742)	-22.4%
Net Flows	(0.113)	(0.161)	(0.172)	(0.151)	(0.172)	-52.2%	(0.359)	(0.495)	-37.9%
Investment income and change in market value	0.275	0.424	0.277	0.229	0.025	-90.9%	0.487	0.531	9.0%
Foreign Currency Adjustment	0.098	0.376	0.045	0.183	0.171	74.5%	0.670	0.399	NM
Unit Linked Assets - End-of-Period	$8.118	$8.757	$8.906	$9.168	$9.192	13.2%	$8.118	$9.192	13.2%

Individual Life In-force	$18.464	$19.345	$19.307	$19.605	$19.757	7.0%	$18.464	$19.757	7.0%

Exchange Rate - Dollars to Pounds
For-the-Period	1.878	1.930	1.964	1.989	2.025	7.8%	1.820	1.993	9.5%
End-of-Period	1.872	1.958	1.968	2.008	2.046	9.3%	1.872	2.046	9.3%

9/30/2007								PAGE 29
Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Operating Results
Communications revenues, net	$59.8	$70.0	$67.2	$57.4	$59.7	-0.2%	$117.3	$184.4	57.2%
Cost of sales	10.3	15.2	17.0	7.7	10.8	4.9%	17.9	35.5	98.3%
Operating expenses	21.0	21.7	24.2	23.4	22.5	7.1%	43.3	70.2	62.1%
Station operating income	28.5	33.1	26.0	26.3	26.3	-7.7%	56.1	78.7	40.3%
Depreciation and amortization	2.7	2.6	4.2	2.7	2.7	-	8.7	9.5	9.2%
General and administrative expenses	1.4	1.2	1.3	1.0	1.0	-28.6%	3.2	3.3	3.1%
Taxes, licenses and fees	1.5	1.8	1.3	1.4	1.4	-6.7%	1.5	4.1	173.3%
Net interest expense and other	0.3	0.3	0.1	0.2	0.2	-33.3%	0.6	0.5	-16.7%

Income from operations before Federal income taxes	22.6	27.2	19.2	21.1	21.1	-6.6%	42.2	61.3	45.3%

Federal income taxes	8.0	9.6	6.8	7.4	7.4	-7.5%	15.7	21.7	38.2%

Income from Operations	$14.6	$17.5	$12.4	$13.6	$13.6	-6.8%	$26.5	$39.6	49.4%

Effective tax rate on
Income from Operations	35.4%	35.4%	35.5%	35.3%	35.3%		37.2%	35.3%

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change

Operating Revenue
Premiums	$0.9	$3.8	$2.1	$(1.2)	$0.9		$1.5	$1.7	13.3%
Net investment income	59.6	53.1	46.7	44.5	46.8	-21.5%	171.2	138.1	-19.3%
Amortization of deferred gain on
indemnity reinsurance (2)	18.8	18.8	18.6	18.6	18.6	-1.1%	56.3	55.8	-0.9%
Other revenue and fees	(4.5)	(4.9)	(2.9)	3.0	(6.3)	-40.0%	(6.4)	(6.1)	4.7%
Inter-segment elimination of investment advisory fees	(23.3)	(25.2)	(24.5)	(19.6)	(22.6)	3.0%	(71.8)	(66.7)	7.1%
Total Operating Revenue	51.4	45.6	40.0	45.3	37.4	-27.2%	150.7	122.8	-18.5%

Operating Expenses
Insurance benefits	3.9	7.3	5.7	7.7	5.0	28.2%	9.6	18.4	91.7%
Interest credited to contractholder funds	36.1	37.1	37.1	32.2	35.3	-2.2%	106.6	104.6	-1.9%
Operating and acquisition expenses	(7.3)	33.8	16.9	34.9	43.6	NM	20.0	95.3	NM
Taxes, licenses and fees	2.6	1.2	2.7	(0.5)	3.1	19.2%	6.2	5.3	-14.5%
Interest	66.7	64.3	60.8	72.3	68.5	2.7%	152.6	201.6	32.1%
Inter-segment elimination of investment advisory fees	(23.3)	(25.2)	(24.5)	(19.6)	(22.6)	3.0%	(71.8)	(66.7)	7.1%
Total Operating Expenses	78.8	118.6	98.6	126.9	132.9	68.7%	223.1	358.4	60.6%

Loss from operations before Federal income taxes	(27.4)	(73.0)	(58.5)	(81.6)	(95.5)	NM	(72.4)	(235.6)	NM

Federal income taxes	(15.9)	(34.5)	(23.3)	(35.1)	(36.5)	NM	(35.0)	(94.8)	NM

Loss from Operations	$(11.5)	$(38.4)	$(35.2)	$(46.6)	$(58.9)	NM	$(37.4)	$(140.7)	NM

(1) Includes eliminations of intercompany transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

9/30/2007								PAGE 30
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2006	2006	2007	2007	2007	Change	2006	2007	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$1.062	$1.100	$0.821	$0.982	$1.231	15.9%	$2.405	$3.034	26.2%
Individual Markets - Variable Annuities	1.658	2.061	2.000	2.295	2.247	35.5%	5.191	6.543	26.0%
Individual Markets - Life Insurance	0.753	1.101	1.039	1.005	0.980	30.1%	2.264	3.024	33.6%
Employer Markets - Fixed Annuities	0.268	0.183	0.299	0.233	0.305	13.8%	0.763	0.837	9.7%
Employer Markets - Variable Products (1)	0.818	0.916	1.188	1.041	1.219	49.0%	2.723	3.448	26.6%
Employer Markets - Executive Benefits	0.058	0.085	0.065	0.079	0.052	-10.3%	0.182	0.196	7.7%
Inv Mgmt - Annuities	0.960	0.932	1.300	0.902	0.891	-7.2%	2.715	3.093	13.9%
Inv Mgmt - Mutual Funds	1.151	1.768	1.753	1.896	1.543	34.1%	3.849	5.192	34.9%
Inv Mgmt - Managed Acct. & Other	0.386	0.493	0.550	0.474	0.377	-2.3%	3.235	1.402	-56.7%
Consolidating Adjustments	(0.817)	(0.833)	(0.799)	(0.890)	(0.878)	-7.5%	(2.071)	(2.567)	-23.9%
Total Gross Retail Deposits	6.297	7.805	8.217	8.016	7.968	26.5%	21.255	24.201	13.9%

Inv Mgmt - Institutional	2.406	4.888	2.431	2.877	2.934	21.9%	10.214	8.242	-19.3%
Consolidating Adjustments	(0.202)	(0.109)	(0.112)	(0.188)	(0.030)	85.1%	(0.824)	(0.330)	60.0%
Total Gross Deposits	$8.501	$12.584	$10.536	$10.706	$10.873	27.9%	$30.645	$32.114	4.8%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$16.894	$16.733	$16.449	$16.270	$16.383	-3.0%	$16.894	$16.383	-3.0%
Individual Markets - Variable Annuities	43.977	48.169	50.300	55.171	58.293	32.6%	43.977	58.293	32.6%
Individual Markets - Life Insurance	25.821	26.490	26.924	27.465	27.875	8.0%	25.821	27.875	8.0%
Employer Markets - Fixed Annuities	11.061	11.006	10.993	10.940	10.891	-1.5%	11.061	10.891	-1.5%
Employer Markets - Variable Products (1)	21.166	22.650	23.482	25.024	25.745	21.6%	21.166	25.745	21.6%
Employer Markets - Executive Benefits	4.252	4.305	4.264	4.353	4.391	3.3%	4.252	4.391	3.3%
Inv Mgmt - Annuities	14.129	15.151	15.467	12.780	12.814	-9.3%	14.129	12.814	-9.3%
Inv Mgmt - Mutual Funds	17.068	17.875	18.747	19.894	20.274	18.8%	17.068	20.274	18.8%
Inv Mgmt - Managed Acct. & Other	16.279	17.594	17.681	18.215	18.092	11.1%	16.279	18.092	11.1%
Consolidating Adjustments	(13.649)	(14.687)	(15.025)	(12.240)	(12.300)	9.9%	(13.649)	(12.300)	9.9%
Total Retail Account Balances	156.998	165.287	169.282	177.871	182.458	16.2%	156.998	182.458	16.2%

Inv Mgmt - Institutional	42.035	46.686	46.251	46.836	48.536	15.5%	42.035	48.536	15.5%
Consolidating Adjustments	(3.510)	(3.604)	(2.829)	(2.604)	(2.529)	27.9%	(3.510)	(2.529)	27.9%
Total Account Balances	$195.524	$208.369	$212.704	$222.103	$228.465	16.8%	$195.524	$228.465	16.8%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
For the Period Ended	2006	2006	2007	2007	2007	Change	2006	2007	Change

Individual Markets - Life	$0.491	$0.727	$0.698	$0.586	$0.635	29.3%	$1.296	$1.918	48.0%
Individual Markets - Annuities	0.304	0.892	0.754	1.138	1.291	NM	1.773	3.183	79.5%
Employer Markets - Defined Contribution	0.037	0.010	0.221	0.074	0.133	259.5%	0.331	0.428	29.3%
Employer Markets - Executive Benefits	(0.011)	(0.007)	(0.075)	0.026	(0.005)	54.5%	0.064	(0.054)	NM
Investment Management - Retail	(0.300)	0.050	0.233	(0.277)	(0.334)	-11.3%	1.327	(0.378)	NM
Consolidating Adjustments	0.012	(0.092)	(0.004)	0.330	0.071	NM	0.086	0.396	NM
Total Retail Net Flows	0.532	1.580	1.827	1.877	1.790	236.5%	4.876	5.494	12.7%

Investment Management - Institutional	1.046	2.666	(0.321)	(0.148)	0.425	-59.4%	5.324	(0.044)	NM
Consolidating Adjustments	0.139	0.068	0.048	(0.026)	0.128	-7.9%	0.053	0.150	NM
Total Net Flows	$1.717	$4.315	$1.554	$1.702	$2.343	36.5%	$10.254	$5.600	-45.4%

(1) Includes amounts attributable to Alliance program mutual fund net flows.
Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

9/30/2007					PAGE 31
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	Sept.	Dec.	March	June	Sept.	%
	2006	2006	2007	2007	2007	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$55.825	$55.853	$56.256	$55.447	$56.086	0.5%
Equity securities - available for sale	0.662	0.700	0.714	0.687	0.670	1.2%
Trading securities	3.172	3.036	2.910	2.818	2.717	-14.3%
Other investments	11.948	11.898	11.970	11.916	12.075	1.1%
Total LNC Investments	71.608	71.488	71.849	70.868	71.548	-0.1%
Separate accounts	74.357	80.534	83.147	89.497	92.903	24.9%
Cash and invested cash	1.108	1.621	0.900	0.989	1.326	19.7%
Total LNC	147.073	153.642	155.897	161.353	165.777	12.7%

Non-affiliate assets managed	73.227	79.881	81.134	83.709	85.684	17.0%

Total Assets Managed	$220.300	$233.523	$237.031	$245.063	$251.461	14.1%

Assets Managed by Advisor
Investment Management segment
(See page 26 for additional detail)	$89.511	$97.307	$98.146	$97.725	$99.716	11.4%
DLIA-Corp
(Assets managed internally-see page 26)	67.410	67.437	67.658	66.423	67.324	-0.1%
Lincoln UK	9.440	10.108	10.255	10.536	10.589	12.2%
Domestic Policy Loans (excluding Lincoln UK)	2.720	2.755	2.763	2.783	2.786	2.4%
Non-LNC Affiliates	51.219	55.916	58.209	67.596	71.045	38.7%
Total Assets Managed	$220.300	$233.523	$237.031	$245.063	$251.461	14.1%

9/30/2007					PAGE 32
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	Sept.	Dec.	March	June	Sept.	%
	2006	2006	2007	2007	2007	Change

Net Investment Income

Fixed maturity AFS securities	$824.8	$841.7	$843.8	$847.1	$851.9	3.3%
Equity AFS securities	7.9	8.5	8.6	11.8	10.4	31.6%
Trading securities	49.2	48.6	45.4	44.4	44.0	-10.6%
Mortgage loans on real estate	137.8	128.5	130.6	131.8	123.0	-10.7%
Real estate	13.3	20.6	15.2	12.5	15.5	16.5%
Policy loans	43.0	43.7	42.6	44.3	43.0
Invested cash	33.0	15.6	18.2	14.7	18.8	-43.0%
Other investments	41.3	71.8	29.8	109.7	8.5	-79.4%
Investment revenue	1,150.3	1,179.0	1,134.2	1,216.2	1,115.2	-3.1%
Investment expense	(42.4)	(52.6)	(44.6)	(46.3)	(48.3)	-13.9%

Net Investment Income	$1,107.9	$1,126.3	$1,089.5	$1,169.8	$1,066.9	-3.7%

Mean Invested Assets (Amortized Cost)	$70,646.9	$70,451.4	$69,905.7	$70,062.2	$70,535.5

Ratio of Net Investment Income Over Mean Invested Assets	6.27%	6.39%	6.23%	6.68%	6.05%

	Three Months Ended
	Sept.	Dec.	March	June	Sept.	%
	2006	2006	2007	2007	2007	Change
Realized Investment Gains (Losses)
Fixed maturities	$6.7	$10.6	$44.2	$(20.2)	$(17.8)	NM
Equity securities	-	-	2.2	4.0	1.2	NM
Other gains (losses), net	(5.5)	3.5	(0.1)	9.4	(5.0)	9.1%
Policyholders' interest	2.0	7.6	(1.9)	(0.2)	(14.0)	NM
Capital gains expense	-	-	-	-	-	NM
Sale of affiliate	-	-	-	-	-	NM
Total pretax gains (losses)	3.1	21.7	44.4	(7.0)	(35.6)	NM
Amortization of DAC, VOBA and deferred
sales inducements	(8.9)	(8.9)	(17.9)	(1.6)	0.2	102.2%
Income taxes	(1.7)	3.4	9.3	(3.8)	(12.2)	NM
Realized investment gains (losses), net of taxes	$(4.1)	$9.4	$17.1	$(4.9)	$(23.2)	NM

		As of September 30, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$58,800.5	98.9%		$58,889.8	98.8%
Fixed Maturity Sec (Amortized Cost)		58,591.9	98.9%		57,725.8	98.9%

Equity Securities (Fair Value)		672.5	1.1%		700.2	1.2%
Equity Securities (Amortized Cost)		669.6	1.1%		656.8	1.1%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			22.9%			19.6%
AA or better			33.1%			28.1%
BB or less			5.2%			6.3%

General Account Investments		As of September 30, 2007			As of December 31, 2006
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$44,089.7	78.6%		$45,489.4	81.4%
U.S. government bonds		239.4	0.4%		263.4	0.5%
Foreign government bonds		1,030.0	1.8%		1,141.6	2.0%
Mortgage backed securities		10,479.7	18.7%		8,691.3	15.6%
State and municipal bonds		152.1	0.3%		159.4	0.3%
Preferred stocks - redeemable		95.3	0.2%		108.3	0.2%
Total		$56,086.1	100.0%		$55,853.4	100.0%

	As of
	Sept.	Dec.	March	June	Sept.	%
	2006	2006	2007	2007	2007	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$55,824.9	$55,853.4	$56,255.6	$55,447.0	$56,086.1	0.5%
Equity	662.0	700.2	713.9	686.8	670.3	1.3%
Trading securities	3,172.5	3,036.3	2,909.7	2,818.3	2,716.6	-14.4%
Mortgage loans on real estate & real estate	8,004.5	7,805.6	7,822.2	7,698.4	7,665.7	-4.2%
Policy loans	2,724.9	2,759.7	2,766.8	2,787.0	2,790.2	2.4%
Derivative Investments	349.4	415.3	412.6	375.9	554.1	58.6%
Other investments	869.3	917.1	968.6	1,054.3	1,064.6	22.5%
Total	$71,607.5	$71,487.6	$71,849.3	$70,867.7	$71,547.6	-0.1%